UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-22974

Eagle Point Credit Company Inc.

(Exact name of registrant as specified in charter)

600 Steamboat Road, Suite 2023

Greenwich, CT 06830

(Address of principal executive offices) (Zip code)

Thomas P. Majewski

c/o Eagle Point Credit Company Inc.

600 Steamboat Rd, Suite 2023

Greenwich, CT 06830

(Name and address of agent for service)

Copies to

Thomas J. Friedmann

Philip Hinkle
Dechert LLP
One International Place, 40th Floor

100 Oliver Street

Boston, MA 02110
(617) 728-7120

Registrant’s telephone number, including area code: (203) 340-8500

Date of fiscal year end: December 31

Date of reporting period: June 30, 2023

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Report to Stockholders

The Company’s Semiannual Report to stockholders for the six months ending June 30, 2023 is filed herewith.

EAGLE POINT
CREDIT COMPANY

FIRST HALF 2023
SEMIANNUAL REPORT

NYSE:ECC

Eagle Point Credit Company Inc.

Semiannual Report – June 30, 2023

Letter to Stockholders and Management Discussion of Company Performance

Dear Fellow Stockholders:

We are pleased to provide you with the enclosed report of Eagle Point Credit Company Inc. (“we,” “us,” “our” or the “Company”) for the six months ended June 30, 2023.

The Company is a closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”) and is advised by Eagle Point Credit Management LLC (the “Adviser”). The Company’s primary investment objective is to generate high current income, with a secondary objective to generate capital appreciation. We seek to achieve these objectives by investing primarily in equity and junior debt tranches of collateralized loan obligations (“CLOs”) and may also invest in other securities or instruments that are related investments or that are consistent with our investment objectives.

For the six months ended June 30, 2023, the Company recorded an increase in net assets resulting from operations of $26.6 million, or $0.46 per weighted average common share.1 This represents a non-annualized GAAP ROE of 4.71% during the first half of 2023.2 From December 31, 2022 through June 30, 2023, we declared and paid $0.90 per share in regular monthly and variable supplemental distributions to our common stockholders and the Company’s NAV per common share decreased 4% from $9.07 to $8.72 per common share.

Among other highlights, in the first half of 2023, we:

◾	Increased our aggregate monthly common distribution by 14% to $0.16 per common share beginning in April 2023 by declaring a variable supplemental monthly distributions of $0.02 per common share, in addition to our regular monthly distributions of $0.14 per common share.

◾	Opportunistically purchased CLO equity investments in the secondary market at discounted prices for a weighted average effective yield (“WAEY”) of 20.71%.

◾	Received strong and consistent cash flows from our investment portfolio in excess of expenses and common stock distributions.

◾	Managed our CLO equity portfolio such that the weighted average remaining reinvestment period, or “WARRP”, of the Company’s CLO equity portfolio stood at 2.7 years as of June 30, 2023 (compared to 3.0 years as of December 31, 2022) despite the passage of six months.

Past performance is not indicative of, or a guarantee of, future performance.

Please see page 13 for endnotes.

We believe our portfolio continues to have the potential for further meaningful upside. The weighted average expected yield of our CLO equity portfolio (excluding called CLOs), based on current market values and expected future cash flows, was 27.46% as of June 30, 2023 which we believe represents an attractive value. This compares to 27.86% as of December 31, 2022.

Loans had overall strong performance in the first six months of 2023, and our portfolio continued to perform as designed – generating strong and consistent cash flows. With our portfolio’s long WARRP, we believe our portfolio of CLOs remains well positioned to capitalize on opportunities presented during periods of future market volatility.

We continue to prudently and actively manage the Company’s capital structure while raising capital to take advantage of available investment opportunities. During the first half of 2023, the Company raised $70.9 million of additional common equity through our “at-the-market” (“ATM”) program. The equity issuances were beneficial to the Company as common shares were issued at a premium to NAV, resulting in $0.17 per weighted average common share of NAV accretion. The net proceeds were utilized, among other things, to expand our investment portfolio. Thanks to our capital raising activity, we actively deployed $113.5 million into new CLO equity, CLO debt and other investments in the first half of 2023.

We continue to have no financing maturities prior to April 2028. All of our debt and preferred stock is fixed rate and we have no secured or “repo”-style financing. The weighted average maturity of our outstanding financing stood at 6.7 years3, and our weighted average cost of capital was only 6.18% as of June 30, 2023. We believe this attractive financing, which was put in place prudently over the past five years, couldn’t be recreated in today’s interest rate environment.

As of July 31, 2023, management’s unaudited estimate of the range of the Company’s NAV per common share was between $9.08 and $9.18. The midpoint of this range represents an increase of 4.7% compared to the NAV per common share as of June 30, 2023. As of July 31, 2023, we have over $83 million in cash available for investment.

Past performance is not indicative of, or a guarantee of, future performance.

Please see page 13 for endnotes.

Company Overview

Common Stock

The Company’s common stock trades on the New York Stock Exchange (“NYSE”) under the symbol “ECC.” As of June 30, 2023, the NAV per share of the Company’s common stock was $8.72. The trading price of our common stock may, and often does, differ from NAV per share. The closing price per share of our common stock was $10.16 on June 30, 2023, representing a 16.51% premium to NAV per share.4 For the six months ended June 30, 2023, the Company’s non-annualized total return to common stockholders, on a market price basis and assuming reinvestment of distributions (including the special distribution paid in January 2023), was approximately 14.98%.5

From our IPO on October 7, 2014 through June 30, 2023, our common stock has traded on average at a 10.9% premium to NAV. As of July 31, 2023, the closing price per share of common stock was $10.36, a premium of 13.47% compared to the midpoint of management’s unaudited and estimated NAV range of $9.08 to $9.18 as of July 31, 2023.

In connection with our ATM offering program, the Company sold 6.9 million shares of our common stock at a premium to NAV during the six months ended June 30, 2023 for total net proceeds to the Company of approximately $70.9 million. These sales resulted in $0.17 per weighted average common share of NAV accretion.

During the first half of 2023, the Company paid to common stockholders aggregate distributions totaling $1.40 per share of common stock, inclusive of a $0.50 per share special distribution in January. Through July 31, an investor who purchased common stock as part of our IPO at $20.00 per share has received total cash distributions of $19.19 per share since the IPO. A certain portion of these distributions was comprised of a return of capital as described at the time of the applicable distribution.6

For the quarters ended March 31, 2023 and June 30, 2023, the Company recorded net investment income (“NII”), less realized losses, of $0.32 and $0.05 per weighted average common share share for each quarter, respectively. The second quarter realized losses were principally driven by the writedown of the amortized cost to fair value of certain late-in-life CLOs within our portfolio. There was little (if any) NAV impact from this realized loss as it had already been substantially reflected in NAV through unrealized depreciation in prior quarters. Excluding the writedown, our second quarter NII, less realized losses per weighted average common share, would have been $0.27.

Given the strength of the Company’s 2022 performance, which led to an excess of estimated taxable income for the tax year ended November 30, 2022 over the aggregate amount distributed to common stockholders for the same time period, the Company was pleased to declare a monthly variable supplemental common distribution of $0.02 per share in addition to a regular

Past performance is not indicative of, or a guarantee of, future performance.

Please see page 13 for endnotes.

monthly common stock distribution of $0.14 per share, beginning in April 2023 through December 2023, resulting in an aggregate monthly common distribution of $0.16 per share.

We also want to highlight the Company’s dividend reinvestment plan (“DRIP”) for common stockholders. This plan allows common stockholders to have their distributions automatically reinvested into new shares of common stock. If the prevailing market price of our common stock exceeds our NAV per share, such reinvestment is at a discount (up to five percent) to the prevailing market price. If the prevailing market price of our common stock is less than our NAV per share, such reinvestment is at the prevailing market price, subject to the terms in the dividend reinvestment plan. We encourage all common stockholders to carefully review the terms of the plan. See “Dividend Reinvestment Plan” in the enclosed report.

Common Distributions

The Company paid distributions to common stockholders totaling $1.40 per share as of June 30, 2023, including a $0.50 per share special distribution paid in January. Commencing in April 2023, the Company also declared aggregate monthly common distributions of $0.16 per share, inclusive of a regular distribution of $0.14 per share and a variable supplemental distribution of $0.02 per share, through December 2023. Please note that the actual frequency, components and amount of such distributions are subject to variation over time.

Other Securities

In addition to our common stock, the Company has five other securities which trade on the NYSE, which are summarized below:

Security	NYSE Symbol	Par Amount Outstanding	Rate	Payment Frequency	Callable	Maturity
6.50% Series C Term Preferred Stock due 2031	ECCC	$54.3 million	6.50%	Monthly	June 2024	June 2031
6.75% Series D Preferred Stock	ECC PRD	$27.3 million	6.75%	Monthly	November 2026	Perpetual
6.6875% Notes due 2028	ECCX	$32.4 million	6.6875%	Quarterly	Callable	April 2028
6.75% Notes due 2031	ECCW	$44.9 million	6.75%	Quarterly	March 2024	March 2031
5.375% Notes due 2029	ECCV	$93.3 million	5.375%	Quarterly	January 2025	January 2029

Past performance is not indicative of, or a guarantee of, future performance.

Please see page 13 for endnotes.

The weighted average maturity on our outstanding notes and preferred stock as of June 30, 2023 was approximately 6.7 years and the weighted average cost of capital was only 6.18%. In addition, all of our financing is fixed rate with the earliest maturity not until April 2028, providing us with added certainty in times of market volatility.

As of June 30, 2023, we had debt and preferred securities outstanding which totaled approximately 33% of our total assets (less current liabilities). Over the long term, management expects the Company to operate under normal market conditions generally with leverage within a range of 25% to 35% of total assets, although the actual amount of leverage will vary over time. As market conditions evolve, or should significant opportunities present themselves, the Company may incur leverage outside of this range, subject to applicable regulatory and contractual limits.

Past performance is not indicative of, or a guarantee of, future performance.

Please see page 13 for endnotes.

Portfolio Overview

First Half 2023 Portfolio Update

Our investment portfolio continues to generate strong and consistent cash flows. During the six months ended June 30, 2023, the Company received $96 million of recurring cash distributions from our investment portfolio, excluding called CLOs, or $1.64 per weighted average common share, compared to cash flows of $89 million, or $2.15 per weighted average common share, received in the first half of 2022. Cash flows were somewhat impacted in the first quarter by the mismatch in one-month and three-month LIBOR and SOFR due to the rising rate environment, but as the one-month and three-month rates compressed, cash flows recovered in the second quarter. We expect upcoming cash flows will be more in line with second quarter 2023 cash flows.

During the six months ended June 30, 2023, the Company deployed $113.5 million into new CLO equity, CLO debt and other investments. Of this amount, $65.9 million represented primary and secondary CLO equity at a WAEY of 19.11%. The Company also sold $39.7 million of CLO equity, CLO debt investments and other investments.

Included within this semiannual report, you will find detailed portfolio information, including certain look-through information related to the underlying collateral characteristics of the CLO equity that we held as of June 30, 2023.

Past performance is not indicative of, or a guarantee of, future performance.

Please see page 13 for endnotes.

Market Overview7

Loan Market

For the first half of 2023, loans performed quite well. The Credit Suisse Leverage Loan Index8 (“CSLLI”), which is a broad index followed by many tracking the corporate loan market, generated a non-annualized total return of 6.33% in the first half of 2023. Rising interest rates helped increase the coupon on nearly all loans, and defaults, while increasing from near-zero levels, remain comfortably below long-term averages. While the regional banking turmoil in March caused a short-term drop in loan prices, the loan market recorded its strongest first half since 2009, with prices going up and significantly higher coupons versus a year ago.

Average loan prices finished the first half of 2023 at 93.55, an increase from 91.89 at the beginning of the year. Notably, average loan prices have remained below 94 for the past ten months. With a significant share of high-quality issuers trading at discounted prices, CLO collateral managers were well positioned to improve their CLOs’ loan portfolios during the first half through relative value credit selection in the secondary market.

Retail investors have continued to withdraw assets from mutual funds and ETFs investing in leveraged loans, with June marking the 14th consecutive month of net outflows. Importantly, leverage loan retail funds represent a small portion of overall loan demand, with CLOs by far the largest buyer at 60-70% of the total market today. For the first half of 2023, mutual funds and ETFs investing in leveraged loans experienced net outflows of $18.9 billion, compared to $15.1 billion of net inflows for the same period in 2022.9

The primary loan market had an active start to the year, with $41.8 billion in new issuance through the end of February, before the regional banking turmoil in mid-March temporarily stalled new issue activity. Loan issuance totaled $101.4 billion for the first half of 2023, compared to $168.2 billion for the first half of 2022. Total institutional loans outstanding stood at $1.4 trillion as of June 30, 2023.

The trailing 12-month par-weighted default rate finished June at 1.71%, compared to 0.72% at the end of 2022.10 Increasing interest rates and inflationary pressures have led to a slight uptick in default activity, but the current default rate still remains well below the long-term average of 2.70%. Further, refinancing activity amongst corporate borrowers has remained relatively steady and has accounted for over 60% of 2023’s new issue supply through June, as we observed loan issuers focusing on extending their 2024 and 2025 maturities by offering lenders higher spreads and OIDs on the newly refinanced loans. Refinancing activity during the first two quarters included companies such as American Airlines, TransDigm and Hub International.

At June 30th, the trailing 12-month prepayment rate was 14.0%. Notably, the increasing pace of refinancings has contributed to a 50% reduction in outstanding 2024 maturity loans, while 2025

Past performance is not indicative of, or a guarantee of, future performance.

Please see page 13 for endnotes.

maturities have fallen by over 25%. For CLO collateral managers within their reinvestment periods, loan prepayments continue to provide an important opportunity to enhance portfolios by reinvesting par dollars from repayments into quality loans at attractive levels.

We remain aware of the impact of inflation, rising financing costs and lower interest coverage in many borrowers across the loan market (and in our underlying portfolios). The vast majority of the loan maturity wall has been pushed out to 2025 and later. Only 1.8% of the loans in the portfolios of our underlying CLO equity positions mature prior to 2025.

CLO Market

In the midst of the challenging economic environment and limited loan new issuance, the CLO market recorded $56 billion of new issuance for the first half of 2023, compared to $73 billion for the first half of 2022. Wide liability spreads and a generally unattractive CLO equity arbitrage did little to deter the less economically sensitive CLO issuers eager to price new fee-stream generating vehicles. Indeed, of the 104 new broadly syndicated loan CLOs issued in the first half of 2023, we estimate over 80% were supported by captive CLO funds that seem to be willing to accept suboptimal CLO equity returns.

As of June 30, CLO AAA discount margins, or DMs, averaged approximately 195 basis points over SOFR, a decrease of 32.5 basis points since the end of 2022. Though the financing cost of new issue CLOs has tightened over the first six months, liability spreads are still wider than we generally believe to be attractive. Absent special circumstances, we believe the CLO equity IRRs for many new issuances do not represent attractive value today and we remain principally focused on secondary market opportunities. Recently, we observed at least an 800 basis point pick-up investing in the secondary CLO equity market versus primary new issue CLO equity opportunities.

Importantly, in an environment of rising defaults and potential increases in loan downgrade activity, the underlying fundamentals of CLO portfolios remain strong. The median marketwide CCC-rated loan exposure for U.S. CLOs was just 5.8%, with average OC cushions of 4.2% on June 30. For context, approximately 6.5% of U.S. CLOs recorded a breach of their overcollateralization test at June 30th. In other words, over 93% of U.S. CLOs continued to pay cash distributions to their CLO equity investors. For reference, based on fair market value, 99.5% of our portfolio of CLO equity with a payment date in July received a distribution.

With CLO debt spreads well above the tights of 2021, refinancing activity remained “out of the money” for most eligible CLOs. June marked the 13th consecutive month with zero CLO refinancing activity, and just two CLO resets have been recorded year-to-date. While the market gives the “in-the-money” nature of our existing CLOs’ financing some credit, we believe the market doesn’t give it full credit, and that represents hidden value embedded in our portfolio.

Past performance is not indicative of, or a guarantee of, future performance.

Please see page 13 for endnotes.

Collateral manager tiering continues to be pronounced, with larger, more established collateral managers able to achieve significantly better debt pricing on new CLO issuance than their smaller counterparts. Similarly, the pricing of CLO securities in the secondary market appears to be stratified according to similar collateral manager tiers. For that reason, we have skewed towards top-tier collateral managers with whom we have longstanding relationships for our new issue pipeline. When the new issue market becomes attractive again, this will provide us with greater optionality in timing and CLO debt investor distribution.

Additional Information

In addition to the Company’s regulatory requirement to file certain quarterly and annual portfolio information as described further in the enclosed report, the Company makes a monthly estimate of NAV and certain additional financial information available to investors via our website (www.eaglepointcreditcompany.com). This information includes (1) an estimated range of the Company’s net investment income and realized capital gains or losses per share of common stock for each calendar quarter end, generally made available within the first fifteen days after the applicable calendar month end, (2) an estimated range of the Company’s NAV per share of common stock for the prior month end and certain additional portfolio-level information, generally made available within the first fifteen days after the applicable calendar month end and (3) during the latter part of each month, an updated estimate of NAV, if applicable, and, with respect to each calendar quarter end, an updated estimate of the Company’s net investment income and realized capital gains or losses per share for the applicable quarter, if available.

About Our Adviser

Eagle Point Credit Management LLC is a specialist asset manager focused on investing in CLO securities and other income-oriented credit investments. As of June 30, 2023, our Adviser had over $8.2 billion of assets under management (inclusive of undrawn capital commitments).11

Past performance is not indicative of, or a guarantee of, future performance.

Please see page 13 for endnotes.

Subsequent Developments

Management’s unaudited estimate of the range of the Company’s NAV per share of common stock was between $9.08 and $9.18 as of July 31, 2023. The midpoint of this range represents an increase of 4.7% compared to the NAV per common share as of June 30, 2023.

On July 31, 2023, the Company paid an aggregate monthly distribution of $0.16 per common share, inclusive of a variable supplemental distribution of $0.02 per share and a regular distribution of $0.14 per share, to holders of record on July 11, 2023. Additionally, and as previously announced, the Company declared aggregate monthly distributions of $0.16 per share of common stock payable on each of August 31, 2023, September 29, 2023, October 31, 2023, November 30, 2023 and December 29, 2023 to holders of record on August 11, 2023, September 11, 2023, October 11, 2023, November 13, 2023 and December 11, 2023, respectively.

On July 31, 2023, the Company paid a monthly distribution of $0.135417 per share of the Company’s Series C Term Preferred Stock to holders of record on July 11, 2023. Additionally, and as previously announced, the Company declared distributions of $0.135417 per share on Series C Term Preferred Stock, payable on each of August 31, 2023, September 29, 2023, October 31, 2023, November 30, 2023 and December 29, 2023 to holders of record on August 11, 2023, September 11, 2023, October 11, 2023, November 13, 2023 and December 11, 2023, respectively.

On July 31, 2023, the Company paid a monthly distribution of $0.140625 per share of the Company’s Series D Preferred Stock to holders of record on July 11, 2023. Additionally, and as previously announced, the Company declared distributions of $0.140625 per share on Series D Preferred Stock, payable on each of August 31, 2023, September 29, 2023, October 31, 2023, November 30, 2023 and December 29, 2023 to holders of record on August 11, 2023, September 11, 2023, October 11, 2023, November 13, 2023 and December 11, 2023, respectively.

Pursuant to the ATM offering program, in the period from July 1, 2023 through July 31, 2023, the Company issued 3.8 million shares of our common stock and 8,328 shares of our Series D Preferred Stock, for total net proceeds to the Company of approximately $38.7 million.

In the period from July 1, 2023 through July 31, 2023, the Company received recurring cash distributions on its investment portfolio (exclusive of cash flows from called investments) of $48.1 million. During that same period, the Company deployed $29.3 million in net capital into CLO equity, CLO debt, loan accumulation facilities and other investments. As of July 31, 2023, the Company had over $83 million of cash available for investment.

Past performance is not indicative of, or a guarantee of, future performance.

Please see page 13 for endnotes.

* * * * *

Management remains keenly focused on continuing to create value for our stockholders. We appreciate the trust and confidence our fellow stockholders have placed in the Company.

Thomas Majewski

Chief Executive Officer

This letter is intended to assist stockholders in understanding the Company’s performance during the six months ended June 30, 2023. The views and opinions in this letter were current as of July 31, 2023. Statements other than those of historical facts included herein may constitute forward-looking statements and are not guarantees of future performance or results and involve a number of risks and uncertainties. Actual results may differ materially from those in the forward-looking statements as a result of a number of factors. The Company undertakes no duty to update any forward-looking statement made herein. Information contained on our website is not incorporated by reference into this stockholder letter and you should not consider information contained on our website to be part of this stockholder letter or any other report we file with the Securities and Exchange Commission.

Past performance is not indicative of, or a guarantee of, future performance.

Please see page 13 for endnotes.

Notes

[1]	“Weighted average common share” is calculated based on the average daily number of shares of common stock outstanding during the period and “per common share” refers to per share of the Company’s common stock.
[2]	Return on our common equity reflects the Company’s cumulative monthly performance net of applicable expenses and fees measured against beginning capital adjusted for any common equity issued during the period.
[3]	For purposes of the weighted average maturity calculation, a 10-year maturity is assumed for the Series D Preferred Stock.
[4]	An investment company trades at a premium when the market price at which its shares trade is more than its net asset value per share. Alternatively, an investment company trades at a discount when the market price at which its shares trade is less than its net asset value per share.
[5]	Total return based on market value is calculated assuming shares of the Company’s common stock were purchased at the market price as of the beginning of the period, and distributions paid to common stockholders during the period were reinvested at prices obtained by the Company’s dividend reinvestment plan, and the total number of shares were sold at the closing market price per share on the last day of the period. Total return does not reflect any sales load.
[6]	To date, a portion of common stock distributions has been estimated to be a return of capital as noted under the Tax Information section on the Company’s website. The actual components of the Company's distributions for U.S. tax reporting purposes can only be finally determined as of the end of each fiscal year of the Company and are thereafter reported on Form 1099-DIV. A distribution comprised in whole or in part by a return of capital does not necessarily reflect the Company’s investment performance and should not be confused with “yield” or “income”. Future distributions may consist of a return of capital. Not a guarantee of future distributions or yield.
[7]	JPMorgan Chase & Co.; S&P Capital IQ; S&P LCD; Credit Suisse.
[8]	The CSLLI tracks the investable universe of the US dollar-denominated leveraged loan market. The performance of an index is not an exact representation of any particular investment, as you cannot invest directly in an index.
[9]	JPMorgan Chase & Co. North American Credit Research – JPM High Yield and Leveraged Loan Research (cumulative 2023 reports).
[10]	“Par-weighted default rate” represents the rate of obligors who fail to remain current on their loans based on the par amount.
[11]	Calculated in the aggregate with its affiliate Eagle Point Income Management LLC.

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Important Information about this Report and Eagle Point Credit Company Inc.

This report is transmitted to the stockholders of Eagle Point Credit Company Inc. (“we”, “us”, “our” or the “Company”) and is furnished pursuant to certain regulatory requirements. This report and the information and views herein do not constitute investment advice, or a recommendation or an offer to enter into any transaction with the Company or any of its affiliates. This report is provided for informational purposes only, does not constitute an offer to sell securities of the Company and is not a prospectus. From time to time, the Company may have a registration statement relating to one or more of its securities on file with the US Securities and Exchange Commission (“SEC”). Any registration statement that has not yet been declared effective by the SEC, and any prospectus relating thereto, is not complete and may be changed. Any securities that are the subject of such a registration statement may not be sold until the registration statement filed with the SEC is effective.

The information and its contents are the property of Eagle Point Credit Management LLC (the “Adviser”) and/or the Company. Any unauthorized dissemination, copying or use of this presentation is strictly prohibited and may be in violation of law. This presentation is being provided for informational purposes only.

Investors should read the Company’s prospectus and SEC filings (which are publicly available on the EDGAR Database on the SEC website at http://www.sec.gov) carefully and consider their investment goals, time horizons and risk tolerance before investing in the Company. Investors should consider the Company’s investment objectives, risks, charges and expenses carefully before investing in securities of the Company. There is no guarantee that any of the goals, targets or objectives described in this report will be achieved.

An investment in the Company is not appropriate for all investors. The investment program of the Company is speculative, entails substantial risk and includes investment techniques not employed by traditional mutual funds. An investment in the Company is not intended to be a complete investment program. Shares of closed-end investment companies, such as the Company, frequently trade at a discount from their net asset value (“NAV”), which may increase investors’ risk of loss. Past performance is not indicative of, or a guarantee of, future performance. The performance and certain other portfolio information quoted herein represents information as of June 30, 2023. Nothing herein should be relied upon as a representation as to the future performance or portfolio holdings of the Company. Investment return and principal value of an investment will fluctuate, and shares, when sold, may be worth more or less than their original cost. The Company’s performance is subject to change since the end of the period noted in this report and may be lower or higher than the performance data shown herein.

Neither the Adviser nor the Company provide legal, accounting or tax advice. Any statement regarding such matters is explanatory and may not be relied upon as definitive advice. Investors should consult with their legal, accounting and tax advisors regarding any potential investment. The information presented herein is as of the dates noted herein and is derived from financial and other information of the Company, and, in certain cases, from third party sources and reports (including reports of third party custodians, CLO managers and trustees) that have not been independently verified by the Company. As noted herein, certain of this information is estimated and unaudited, and therefore subject to change. We do not represent that such information is accurate or complete, and it should not be relied upon as such.

Forward-Looking Statements

This report may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Statements other than statements of historical facts included in this report may constitute forward-looking statements and are not guarantees of future performance or results and involve a number of risks and uncertainties. Actual results may differ materially from those in the forward-looking statements as a result of a number of factors, including those described in the Company’s filings with the SEC. The Company undertakes no duty to update any forward-looking statement made herein. All forward-looking statements speak only as of the date of this report.

Notes

[1]	The summary of portfolio investments shown is based on the estimated fair value of the underlying positions and cash net of pending settlements as of June 30, 2023.
[2]	The information presented herein is on a look-through basis to the collateralized loan obligation, or “CLO”, equity held by the Company as of June 30, 2023 (except as otherwise noted) and reflects the aggregate underlying exposure of the Company based on the portfolios of those investments. The data is estimated and unaudited and is derived from CLO trustee reports received by the Company relating to June 2023 and from custody statements and/or other information received from CLO collateral managers and other third party sources. Information relating to the market price of underlying collateral is as of month end; however, with respect to other information shown, depending on when such information was received, the data may reflect a lag in the information reported. As such, while this information was obtained from third party data sources, June 2023 trustee reports and similar reports, other than market price, it does not reflect actual underlying portfolio characteristics as of June 30, 2023 and this data may not be representative of current or future holdings. The weighted average remaining reinvestment period information is based on the fair value of CLO equity investments held by the Company as of June 30, 2023.
[3]	We obtain exposure in underlying senior secured loans indirectly through CLOs and related investments.
[4]	Credit ratings shown are based on those assigned by Standard & Poor’s Rating Group, or “S&P,” or, for comparison and informational purposes, if S&P does not assign a rating to a particular obligor, the weighted average rating shown reflects the S&P equivalent rating of a rating agency that rated the obligor provided that such other rating is available with respect to a CLO equity or related investment held by us. In the event multiple ratings are available, the lowest S&P rating, or if there is no S&P rating, the lowest equivalent rating, is used. The ratings of specific borrowings by an obligor may differ from the rating assigned to the obligor and may differ among rating agencies. For certain obligors, no rating is available in the reports received by the Company. Such obligors are not shown in the graphs and, accordingly, the sum of the percentages in the graphs may not equal 100%. Ratings below BBB- are below investment grade. Further information regarding S&P’s rating methodology and definitions may be found on its website (www.standardandpoors.com). This data includes underlying portfolio characteristics of the Company’s CLO equity.
[5]	Industry categories are based on the S&P industry categorization of each obligor as reported in CLO trustee reports to the extent so reported. Certain CLO trustee reports do not report the industry category of all of the underlying obligors and where such information is not reported, it is not included in the summary look-through industry information shown. As such, the Company’s exposure to a particular industry may be higher than that shown if industry categories were available for all underlying obligors. In addition, certain underlying obligors may be re-classified from time to time based on developments in their respective businesses and/or market practices. Accordingly, certain underlying borrowers that are currently, or were previously, summarized as a single borrower in a particular industry may in current or future periods be reflected as multiple borrowers or in a different industry, as applicable.

Summary of Certain Unaudited Portfolio Characteristics

The information presented below is on a look–through basis to the collateralized loan obligation, or “CLO”, equity held by the Company as of June 30, 2023 (except as otherwise noted) and reflects the aggregate underlying exposure of the Company based on the portfolios of those investments. The data is estimated and unaudited and is derived from CLO trustee reports received by the Company relating to June 2023 and from custody statements and/or other information received from CLO collateral managers, or other third party sources.

Summary of Portfolio Investments (as of 6/30/2023)[1]

Cash: $41.1 million[1]

Summary of Underlying Portfolio Characteristics (as of 6/30/2023)[2]
Number of Unique Underlying Loan Obligors	1,784
Largest Exposure to an Individual Obligor	0.76%
Average Individual Loan Obligor Exposure	0.06%
Top 10 Loan Obligors Exposure	5.68%
Currency: USD Exposure	99.57%
Aggregate Indirect Exposure to Senior Secured Loans[3]	96.33%
Weighted Average Junior OC Cushion	4.53%
Weighted Average Market Value of Loan Collateral	94.64%
Weighted Average Stated Loan Spread	3.67%
Weighted Average Loan Rating[4]	B+/B
Weighted Average Loan Maturity	4.5 years
Weighted Average Remaining CLO Reinvestment Period	2.7 years

Please see footnote disclosures on page 16.

Top 10 Underlying Obligors[2]

Obligor	% of Total
Asurion	0.8%
Cablevision	0.6%
Athenahealth	0.6%
Medline Industries	0.6%
Numericable	0.6%
Virgin Media	0.5%
Centurylink	0.5%
Transdigm	0.5%
Mcafee	0.5%
Acrisure	0.5%
Total	5.7%

Rating Distribution of Underlying Obligors[2,4]

Top 10 Industries of Underlying Obligors[2,5]

Industry	% of Total
Technology: Software & Services	11.5%
Media	7.4%
Health Care Providers & Services	5.8%
Hotels, Restaurants & Leisure	4.9%
Commercial Services & Supplies	4.4%
Insurance	4.0%
Diversified Financial Services	3.9%
Diversified Telecommunication Services	3.9%
Technology: Hardware & Equipment	3.8%
Chemicals	3.3%
Total	52.9%

Maturity Distribution of Underlying Obligors[2]

Please see footnote disclosures on page 16.

Consolidated Financial Statements for the Six Months Ended
June 30, 2023 (Unaudited)

Eagle Point Credit Company Inc. & Subsidiaries

Consolidated Statement of Assets and Liabilities

As of June 30, 2023

(expressed in U.S. dollars)

(Unaudited)

ASSETS
Investments, at fair value (cost $898,503,428)	$710,178,674
Cash and cash equivalents	41,062,295
Interest receivable	32,508,988
Receivable for shares of common stock issued pursuant to the Company's dividend reinvestment plan	1,106,247
Prepaid expenses	514,252
Receivable for securities sold	90,450
Total Assets	785,460,906

LIABILITIES
6.6875% Unsecured Notes due 2028, at fair value under the fair value option (aggregate principal amount of $32,423,800) (Note 7)	31,152,787

5.375% Unsecured Notes due 2029, at fair value under the fair value option (aggregate principal amount of $93,250,000) (Note 7)	81,574,354

6.75% Unsecured Notes due 2031, at fair value under the fair value option (aggregate principal amount of $44,850,000) (Note 7)	41,369,640

6.50% Series C Term Preferred Stock due 2031 (Note 6):
6.50% Series C Term Preferred Stock due 2031, at fair value under the fair value option (2,172,553 shares outstanding)	46,817,865
Unamortized share issuance premium associated with 6.50% Series C Term Preferred Stock due 2031	106,864
6.50% Series C Term Preferred Stock due 2031, at fair value, plus associated unamortized share issuance premium	46,924,729

Incentive fee payable	6,315,984
Management fee payable	2,630,018
Professional fees payable	542,348
Directors' fees payable	198,750
Administration fees payable	193,496
Payable for securities purchased	90,000
Due to affiliates	29,113
Tax expense payable	10,000
Other expenses payable	119,563
Total Liabilities	211,150,782

TEMPORARY EQUITY
6.75% Series D Preferred Stock (1,093,245 shares outstanding) (Note 6)	26,188,320

COMMITMENTS AND CONTINGENCIES (Note 9)

NET ASSETS applicable to common stock, $0.001 par value, 100,000,000 shares authorized, 62,831,478 shares issued and outstanding	$548,121,804

NET ASSETS consist of:
Paid-in capital (Note 5)	$799,714,510
Aggregate distributable earnings (losses)	(250,870,187)
Accumulated other comprehensive income (loss)	(722,519)
Total Net Assets	$548,121,804
Net asset value per share of common stock	$8.72

See accompanying notes to the consolidated financial statements

Eagle Point Credit Company Inc. & Subsidiaries

Consolidated Schedule of Investments

As of June 30, 2023

(expressed in U.S. dollars)

(Unaudited)

Issuer ⁽¹⁾	Investment Description	Acquisition Date ⁽²⁾	Principal Amount / Quantity	Cost	Fair Value ⁽³⁾	% of Net Assets
Investments at fair value
CLO Debt ⁽⁴⁾ ⁽⁵⁾
Structured Finance
1988 CLO 1 Ltd.	Secured Note - Class E, 13.04% (3M SOFR + 8.05%, due 10/15/2037)	09/23/22	$1,626,000	$1,468,486	$1,555,919	0.28%
1988 CLO 2 Ltd.	Secured Note - Class E, 13.09% (3M SOFR + 8.27%, due 04/15/2038)	02/08/23	2,286,000	2,127,892	2,192,960	0.40%
AGL CLO 13 Ltd.	Secured Note - Class E, 11.75% (3M LIBOR + 6.50%, due 10/20/2034)	06/14/23	2,500,000	2,219,468	2,244,000	0.41%
Allegany Park CLO, Ltd.	Secured Note - Class ER, 11.45% (3M SOFR + 6.40%, due 01/20/2035)	06/28/23	2,000,000	1,738,259	1,738,200	0.32%
Bain Capital Credit CLO 2019-3, Limited	Secured Note - Class ER, 12.36% (3M LIBOR + 7.10%, due 10/21/2034)	06/06/23	5,800,000	5,024,650	5,124,300	0.93%
Bain Capital Credit CLO 2021-1, Limited	Secured Note - Class E, 11.76% (3M LIBOR + 6.50%, due 04/18/2034)	06/08/23	2,600,000	2,211,312	2,248,480	0.41%
Barings CLO Ltd. 2019-III	Secured Note - Class E-R, 11.95% (3M LIBOR + 6.70%, due 04/20/2031)	06/06/23	4,500,000	3,976,591	4,005,450	0.73%
Barings CLO Ltd. 2022-I	Secured Note - Class E, 12.03% (3M SOFR + 7.00%, due 04/15/2035)	03/18/22	4,450,000	4,107,209	3,855,925	0.70%
Barings CLO Ltd. 2022-II	Secured Note - Class E, 12.83% (3M SOFR + 7.84%, due 07/15/2035)	06/21/22	1,080,000	1,069,688	1,011,852	0.18%
Battalion CLO XXI Ltd.	Secured Note - Class E, 11.72% (3M LIBOR + 6.46%, due 07/15/2034)	06/27/23	1,500,000	1,200,051	1,204,650	0.22%
Carlyle US CLO 2021-1, Ltd.	Secured Note - Class D, 11.26% (3M LIBOR + 6.00%, due 04/15/2034)	02/02/21	1,250,000	1,239,472	1,103,875	0.20%
Carlyle US CLO 2022-1, Ltd.	Secured Note - Class D, 8.39% (3M SOFR + 3.40%, due 04/15/2035)	03/15/22	850,000	848,725	790,840	0.14%
CIFC Funding 2015-III, Ltd.	Secured Note - Class F-R, 12.07% (3M LIBOR + 6.80%, due 04/19/2029)	02/23/18	2,450,000	2,405,827	1,880,130	0.34%
CIFC Funding 2022-I, Ltd.	Secured Note - Class E, 11.39% (3M SOFR + 6.40%, due 04/17/2035)	01/27/22	1,700,000	1,700,000	1,555,330	0.28%
Dryden 53 CLO, Ltd.	Secured Note - Class F, 12.76% (3M LIBOR + 7.50%, due 01/15/2031)	11/28/17	1,095,000	1,059,950	853,991	0.16%
Dryden 75 CLO, Ltd.	Secured Note - Class E-R2, 11.86% (3M LIBOR + 6.60%, due 04/15/2034)	05/30/23	3,200,000	2,762,282	2,782,080	0.51%
Flagship CLO VIII, Ltd.	Secured Note - Class F-R, 11.10% (3M LIBOR + 5.84%, due 01/16/2026)	01/18/18	2,865,137	-	287	0.00%
Halcyon Loan Advisors Funding 2018-1 Ltd.	Secured Note - Class A-2, 7.05% (3M LIBOR + 1.80%, due 07/21/2031)	10/21/21	10,955,000	10,921,848	10,493,794	1.91%
HarbourView CLO VII-R, Ltd.	Secured Note - Class F, 13.53% (3M LIBOR + 8.27%, due 07/18/2031) ⁽⁶⁾	05/17/18	827,177	792,587	84,041	0.02%
HPS Loan Management 12-2018, Ltd.	Secured Note - Class C, 8.01% (3M LIBOR + 2.75%, due 07/18/2031)	03/13/23	2,550,000	2,289,289	2,329,935	0.43%
HPS Loan Management 12-2018, Ltd.	Secured Note - Class D, 10.41% (3M LIBOR + 5.15%, due 07/18/2031)	06/21/23	550,000	464,753	464,310	0.08%
KKR CLO 24 Ltd.	Secured Note - Class E, 11.63% (3M LIBOR + 6.38%, due 04/20/2032)	06/22/23	1,400,000	1,242,699	1,245,440	0.23%
Marathon CLO VII Ltd.	Secured Note - Class D, 10.67% (3M LIBOR + 5.40%, due 10/28/2025) ⁽⁶⁾	02/08/18	3,181,530	1,180,160	1,902,873	0.35%
Marathon CLO VIII Ltd.	Secured Note - Class D-R, 11.70% (3M LIBOR + 6.44%, due 10/18/2031)	08/14/18	4,150,000	4,090,368	2,592,090	0.47%
Marathon CLO XI Ltd.	Secured Note - Class D, 10.75% (3M LIBOR + 5.50%, due 04/20/2031)	02/06/18	1,650,000	1,650,000	1,004,190	0.18%
Neuberger Berman Loan Advisers CLO 31, Ltd.	Secured Note - Class ER, 11.75% (3M LIBOR + 6.50%, due 04/20/2031)	06/08/23	2,000,000	1,806,036	1,813,800	0.33%
Octagon Investment Partners XXI, Ltd.	Secured Note - Class DRR, 12.32% (3M LIBOR + 7.00%, due 02/14/2031)	06/06/23	825,000	695,336	705,293	0.13%
Octagon Investment Partners 27, Ltd.	Secured Note - Class F-R, 13.11% (3M LIBOR + 7.85%, due 07/15/2030)	07/05/18	900,000	854,136	676,440	0.12%
Octagon Investment Partners 43, Ltd.	Secured Note - Class E, 11.86% (3M LIBOR + 6.60%, due 10/25/2032)	06/26/23	925,000	816,943	821,678	0.15%
Octagon Investment Partners 44, Ltd.	Secured Note - Class E-R, 12.01% (3M LIBOR + 6.75%, due 10/15/2034)	08/27/21	762,500	762,500	648,735	0.12%
Octagon 59, Ltd.	Secured Note - Class E, 12.69% (3M SOFR + 7.60%, due 05/15/2035)	06/12/23	875,000	768,030	790,650	0.14%
OZLM XXII, Ltd.	Secured Note - Class D, 10.56% (3M LIBOR + 5.30%, due 01/17/2031)	02/05/18	900,000	897,816	668,250	0.12%
Regatta X Funding Ltd.	Secured Note - Class D, 8.01% (3M LIBOR + 2.75%, due 01/17/2031)	06/02/22	1,850,000	1,778,635	1,745,660	0.32%
RR 3 Ltd.	Secured Note - Class C-R2, 7.76% (3M LIBOR + 2.50%, due 01/15/2030)	10/27/21	875,000	866,970	798,088	0.15%
RR 6 Ltd.	Secured Note - Class DRR, 11.11% (3M LIBOR + 5.85%, due 04/15/2036)	06/26/23	2,875,000	2,479,849	2,489,463	0.45%
Signal Peak CLO 5, Ltd.	Secured Note - Class D, 7.91% (3M LIBOR + 2.65%, due 04/25/2031)	10/28/21	2,300,000	2,281,542	2,086,100	0.38%
Steele Creek CLO 2019-1, Ltd.	Secured Note - Class E, 12.27% (3M LIBOR + 7.01%, due 04/15/2032)	03/22/19	3,091,000	2,974,903	2,508,965	0.46%
Wind River 2019-2 CLO Ltd.	Secured Note - Class E-R, 11.99% (3M SOFR + 7.00%, due 01/15/2035)	02/04/22	1,175,000	1,173,531	1,017,198	0.19%
				75,947,793	71,035,262	12.94%
CLO Equity ⁽⁴⁾ ⁽⁷⁾ ⁽⁸⁾
Structured Finance
1988 CLO 1 Ltd.	Income Note (effective yield 7.61%, maturity 10/15/2037) ⁽¹⁰⁾	09/23/22	7,876,000	5,934,002	4,425,886	0.81%
1988 CLO 2 Ltd.	Income Note (effective yield 6.44%, maturity 04/15/2038) ⁽¹⁰⁾	02/08/23	9,334,000	7,107,934	7,079,313	1.29%
ALM VIII, Ltd.	Preferred Share (effective yield 0.00%, maturity 10/20/2028) ⁽⁹⁾	06/02/16	8,725,000	-	17,450	0.00%
Anchorage Credit Funding 12, Ltd.	Income Note (effective yield 13.67%, maturity 10/25/2038)	09/04/20	9,250,000	6,854,009	4,405,430	0.80%
Anchorage Credit Funding 13, Ltd.	Subordinated Note (effective yield 11.13%, maturity 07/27/2039)	05/25/21	1,200,000	1,149,231	746,543	0.14%
Ares XXXIV CLO Ltd.	Subordinated Note (effective yield 17.36%, maturity 04/17/2033)	09/16/20	18,075,000	7,437,610	4,997,309	0.91%
Ares XLI CLO Ltd.	Income Note (effective yield 15.30%, maturity 04/15/2034) ⁽¹⁰⁾	11/29/16	29,388,000	15,012,102	11,100,945	2.03%
Ares XLIII CLO Ltd.	Income Note (effective yield 12.81%, maturity 10/15/2029) ⁽¹⁰⁾	04/04/17	30,850,000	16,002,535	11,103,620	2.03%
Ares XLIII CLO Ltd.	Subordinated Note (effective yield 12.81%, maturity 10/15/2029)	11/10/21	1,505,000	720,864	480,221	0.09%
Ares XLIV CLO Ltd.	Subordinated Note (effective yield 13.33%, maturity 04/15/2034)	10/06/21	10,000,000	4,102,577	2,891,738	0.53%
Ares XLVII CLO Ltd.	Subordinated Note (effective yield 8.84%, maturity 04/15/2030)	10/22/20	8,500,000	4,153,950	2,561,046	0.47%
Ares LI CLO Ltd.	Income Note (effective yield 16.73%, maturity 07/15/2034) ⁽¹⁰⁾	01/25/19	13,353,849	8,821,102	6,715,719	1.23%
Ares LVIII CLO Ltd.	Subordinated Note (effective yield 16.04%, maturity 01/15/2035)	08/17/21	6,175,000	4,395,893	3,353,897	0.61%
Ares LXIV CLO Ltd.	Subordinated Note (effective yield 19.57%, maturity 04/15/2035)	01/26/23	15,875,000	12,646,316	11,426,824	2.08%
Bain Capital Credit CLO 2021-1, Limited	Subordinated Note (effective yield 16.52%, maturity 04/18/2034)	04/29/21	9,100,000	7,083,621	5,429,712	0.99%
Bardin Hill CLO 2021-2 Ltd.	Subordinated Note (effective yield 21.65%, maturity 10/25/2034) ⁽¹⁰⁾	09/24/21	1,500,000	1,062,751	823,933	0.15%
Barings CLO Ltd. 2018-I	Income Note (effective yield 4.12%, maturity 04/15/2031) ⁽¹⁰⁾	02/23/18	20,808,000	11,122,580	6,191,790	1.13%
Barings CLO Ltd. 2019-I	Income Note (effective yield 19.45%, maturity 04/15/2035) ⁽¹⁰⁾	02/12/19	13,085,000	9,163,770	7,668,109	1.40%
Barings CLO Ltd. 2019-II	Income Note (effective yield 17.97%, maturity 04/15/2036) ⁽¹⁰⁾	03/15/19	16,150,000	10,311,998	8,023,117	1.46%
Barings CLO Ltd. 2020-I	Income Note (effective yield 34.38%, maturity 10/15/2036) ⁽¹⁰⁾	09/04/20	5,550,000	2,815,403	3,494,835	0.64%
Barings CLO Ltd. 2021-II	Subordinated Note (effective yield 20.39%, maturity 07/15/2034)	09/07/22	9,250,000	7,084,582	6,380,908	1.16%
Barings CLO Ltd. 2021-III	Subordinated Note (effective yield 17.31%, maturity 01/18/2035)	11/17/21	2,000,000	1,558,488	1,189,422	0.22%
Barings CLO Ltd. 2022-I	Income Note (effective yield 22.97%, maturity 04/15/2035) ⁽¹⁰⁾	03/18/22	7,500,000	5,884,595	5,284,673	0.96%
Barings CLO Ltd. 2022-II	Income Note (effective yield 33.18%, maturity 07/15/2072) ⁽¹⁰⁾	06/21/22	10,800,000	4,089,522	4,939,094	0.90%
Basswood Park CLO, Ltd.	Subordinated Note (effective yield 12.33%, maturity 04/20/2034)	08/17/21	4,750,000	4,005,662	2,948,383	0.54%
Battalion CLO IX Ltd.	Income Note (effective yield 5.09%, maturity 07/15/2031) ⁽¹⁰⁾	07/09/15	18,734,935	10,050,183	5,432,670	0.99%
Battalion CLO 18 Ltd.	Income Note (effective yield 36.53%, maturity 10/15/2036) ⁽¹⁰⁾	08/25/20	8,400,000	4,530,524	4,979,697	0.91%
Battalion CLO XIX Ltd.	Income Note (effective yield 26.33%, maturity 04/15/2034) ⁽¹⁰⁾	03/11/21	8,600,000	4,889,321	4,578,356	0.84%
Battalion CLO XXIII Ltd.	Income Note (effective yield 23.58%, maturity 07/15/2036) ⁽¹⁰⁾	05/19/22	8,800,000	6,454,938	4,916,957	0.90%
BBAM European CLO II DAC	Subordinated Note (effective yield 27.78%, maturity 10/15/2034) ⁽¹⁰⁾ ⁽¹²⁾	11/05/21	1,000,000	1,208,855	1,153,107	0.21%
Bear Mountain Park CLO, Ltd.	Income Note (effective yield 17.06%, maturity 07/15/2035) ⁽¹⁰⁾	07/13/22	12,875,000	10,610,474	9,336,286	1.70%
Bethpage Park CLO, Ltd.	Income Note (effective yield 14.47%, maturity 10/15/2036) ⁽¹⁰⁾	09/24/21	14,750,000	9,302,736	7,152,205	1.30%
BlueMountain CLO 2013-2 Ltd.	Subordinated Note (effective yield 0.00%, maturity 10/22/2030) ⁽¹¹⁾	10/21/14	23,000,000	5,897,833	1,150,000	0.21%
BlueMountain CLO 2018-1 Ltd.	Subordinated Note (effective yield 7.85%, maturity 07/30/2030)	03/26/20	5,550,000	1,233,309	816,818	0.15%
BlueMountain CLO XXIII Ltd.	Subordinated Note (effective yield 10.26%, maturity 10/20/2031)	02/24/21	6,340,000	4,112,904	2,520,532	0.46%

See accompanying notes to the consolidated financial statements

Eagle Point Credit Company Inc. & Subsidiaries

Consolidated Schedule of Investments

As of June 30, 2023

(expressed in U.S. dollars)

(Unaudited)

Issuer ⁽¹⁾	Investment Description	Acquisition Date ⁽²⁾	Principal Amount / Quantity	Cost	Fair Value ⁽³⁾	% of Net Assets
CLO Equity ⁽⁴⁾ ⁽⁷⁾ ⁽⁸⁾ (continued)
Structured Finance (continued)
BlueMountain CLO XXIV Ltd.	Subordinated Note (effective yield 28.36%, maturity 04/20/2034)	06/16/20	$7,375,000	$3,953,165	$3,807,368	0.69%
BlueMountain CLO XXV Ltd.	Subordinated Note (effective yield 25.02%, maturity 07/15/2036)	06/23/20	6,525,000	3,887,780	3,448,642	0.63%
Bristol Park CLO, Ltd.	Income Note (effective yield 0.00%, maturity 04/15/2029) ⁽¹⁰⁾ ⁽¹¹⁾	11/01/16	34,250,000	15,405,952	6,574,722	1.20%
Carlyle Global Market Strategies CLO 2014-5, Ltd.	Subordinated Note (effective yield 0.00%, maturity 07/15/2031) ⁽¹¹⁾	06/02/16	10,800,000	3,082,338	1,607,486	0.29%
Carlyle US CLO 2017-4, Ltd.	Income Note (effective yield 0.00%, maturity 01/15/2030) ⁽¹¹⁾	10/13/17	9,000,000	4,361,421	2,070,000	0.38%
Carlyle US CLO 2018-1, Ltd.	Subordinated Note (effective yield 2.29%, maturity 04/20/2031)	03/23/21	4,730,000	2,302,645	1,125,040	0.21%
Carlyle US CLO 2018-4, Ltd.	Subordinated Note (effective yield 9.62%, maturity 01/20/2031)	02/18/21	6,625,000	4,306,786	2,572,389	0.47%
Carlyle US CLO 2019-4, Ltd.	Subordinated Note (effective yield 20.33%, maturity 04/15/2035) ⁽¹⁰⁾	04/13/21	7,005,000	5,273,000	4,787,572	0.87%
Carlyle US CLO 2021-1, Ltd.	Income Note (effective yield 22.38%, maturity 04/15/2034) ⁽¹⁰⁾	02/02/21	13,425,000	7,302,979	6,946,522	1.27%
Carlyle US CLO 2021-4, Ltd.	Subordinated Note (effective yield 14.85%, maturity 04/20/2034)	11/17/21	11,475,000	9,995,991	8,333,408	1.52%
Carlyle US CLO 2021-7, Ltd.	Income Note (effective yield 18.81%, maturity 10/15/2035) ⁽¹⁰⁾	08/11/21	10,400,000	7,498,430	6,676,791	1.22%
Carlyle US CLO 2022-1, Ltd.	Income Note (effective yield 20.32%, maturity 04/15/2035) ⁽¹⁰⁾	03/15/22	8,150,000	6,040,909	5,558,004	1.01%
CIFC Funding 2013-II, Ltd.	Income Note (effective yield 0.00%, maturity 10/18/2030) ⁽¹⁰⁾ ⁽¹¹⁾	06/06/14	17,265,625	4,596,999	2,470,209	0.45%
CIFC Funding 2014, Ltd.	Income Note (effective yield 1.68%, maturity 01/18/2031) ⁽¹⁰⁾	06/06/14	16,033,750	4,955,534	2,570,210	0.47%
CIFC Funding 2014-III, Ltd.	Income Note (effective yield 0.95%, maturity 10/22/2031)	02/17/15	19,725,000	6,496,079	3,724,658	0.68%
CIFC Funding 2014-IV-R, Ltd.	Income Note (effective yield 12.94%, maturity 01/17/2035)	08/05/14	8,457,500	3,297,523	2,238,895	0.41%
CIFC Funding 2015-III, Ltd.	Income Note (effective yield 0.00%, maturity 04/19/2029) ⁽¹⁰⁾ ⁽¹¹⁾	06/23/15	9,724,324	2,440,526	1,002,354	0.18%
CIFC Funding 2019-III, Ltd.	Subordinated Note (effective yield 18.90%, maturity 10/16/2034)	04/18/19	2,875,000	2,126,270	1,979,547	0.36%
CIFC Funding 2019-IV, Ltd.	Income Note (effective yield 16.77%, maturity 10/15/2036) ⁽¹⁰⁾	06/07/19	14,000,000	10,172,215	8,810,440	1.61%
CIFC Funding 2019-V, Ltd.	Subordinated Note (effective yield 20.01%, maturity 01/15/2035)	02/07/23	12,975,000	9,560,374	9,231,464	1.68%
CIFC Funding 2020-I, Ltd.	Income Note (effective yield 31.66%, maturity 07/15/2032) ⁽¹⁰⁾	06/12/20	9,400,000	5,027,745	6,365,708	1.16%
CIFC Funding 2020-II, Ltd.	Subordinated Note (effective yield 21.42%, maturity 10/20/2034)	02/07/23	5,500,000	4,173,051	4,239,410	0.77%
CIFC Funding 2020-IV, Ltd.	Income Note (effective yield 20.49%, maturity 01/15/2034) ⁽¹⁰⁾	12/11/20	7,900,000	5,644,341	5,349,422	0.98%
CIFC Funding 2021-III, Ltd.	Income Note (effective yield 18.98%, maturity 07/15/2036) ⁽¹⁰⁾	04/23/21	17,275,000	10,360,128	9,725,195	1.77%
CIFC Funding 2021-VI, Ltd.	Income Note (effective yield 18.69%, maturity 10/15/2034) ⁽¹⁰⁾	09/22/21	12,200,000	9,217,014	8,479,614	1.55%
CIFC Funding 2022-I, Ltd.	Income Note (effective yield 19.09%, maturity 04/17/2037) ⁽¹⁰⁾	01/27/22	12,950,000	10,350,377	10,011,089	1.83%
CIFC Funding 2022-VI, Ltd.	Income Note (effective yield 14.42%, maturity 07/16/2035) ⁽¹⁰⁾	08/01/22	10,700,000	8,586,789	6,632,363	1.21%
Cutwater 2015-I, Ltd.	Income Note (effective yield 0.00%, maturity 01/15/2029) ⁽¹⁰⁾ ⁽¹¹⁾	05/01/15	31,100,000	8,690,738	1,631,433	0.30%
Dewolf Park CLO, Ltd.	Income Note (effective yield 0.00%, maturity 10/15/2030) ⁽¹⁰⁾ ⁽¹¹⁾	08/10/17	7,700,000	4,226,210	2,009,774	0.37%
Dryden 53 CLO, Ltd.	Income Note (effective yield 0.00%, maturity 01/15/2031) ⁽¹¹⁾	11/28/17	7,684,999	3,484,747	1,844,400	0.34%
Dryden 64 CLO, Ltd.	Subordinated Note (effective yield 12.05%, maturity 04/18/2031)	05/11/20	9,600,000	3,673,974	2,315,407	0.42%
Dryden 68 CLO, Ltd.	Income Note (effective yield 16.20%, maturity 07/15/2049) ⁽¹⁰⁾	05/30/19	14,080,000	9,433,061	6,826,509	1.25%
Dryden 85 CLO, Ltd.	Income Note (effective yield 25.24%, maturity 10/15/2049) ⁽¹⁰⁾	09/17/20	8,610,000	6,209,521	5,848,546	1.07%
Dryden 88 Euro CLO 2020 DAC	Subordinated Note (effective yield 13.96%, maturity 07/20/2034) ⁽¹²⁾	04/23/21	600,000	574,133	374,048	0.07%
Dryden 94 CLO, Ltd.	Income Note (effective yield 23.06%, maturity 07/15/2037) ⁽¹⁰⁾	04/28/22	12,200,000	8,962,297	8,347,910	1.52%
Dryden 109 CLO, Ltd.	Subordinated Note (effective yield 21.85%, maturity 04/20/2035)	02/15/23	6,200,000	4,920,925	4,457,183	0.81%
Eaton Vance CLO 2015-1, Ltd.	Subordinated Note (effective yield 3.24%, maturity 01/20/2030)	06/05/20	6,372,500	2,000,557	1,257,947	0.23%
Eaton Vance CLO 2020-2, Ltd.	Subordinated Note (effective yield 22.25%, maturity 01/15/2035)	09/16/22	11,175,000	8,058,168	7,813,581	1.43%
Elmwood CLO 14 Ltd.	Subordinated Note (effective yield 20.14%, maturity 04/20/2035)	06/06/23	7,000,000	5,328,750	5,400,749	0.99%
Elmwood CLO 17 Ltd.	Subordinated Note (effective yield 19.41%, maturity 07/17/2035)	04/25/23	6,550,000	4,994,375	5,016,743	0.92%
Generate CLO 9 Ltd.	Subordinated Note (effective yield 23.04%, maturity 10/20/2034)	04/27/22	11,250,000	8,716,603	8,978,970	1.64%
Greywolf CLO IV, Ltd.	Subordinated Note (effective yield 20.44%, maturity 04/17/2030)	03/26/21	7,520,000	4,179,313	3,331,420	0.61%
HarbourView CLO VII-R, Ltd.	Subordinated Note (effective yield 0.00%, maturity 07/18/2031) ⁽¹¹⁾	09/29/17	1,100,000	399,175	110	0.00%
Kings Park CLO, Ltd.	Subordinated Note (effective yield 25.07%, maturity 01/21/2035)	04/27/23	4,547,500	2,780,796	2,942,652	0.54%
KKR CLO 36 Ltd.	Subordinated Note (effective yield 21.15%, maturity 10/15/2034)	05/03/22	6,000,000	4,682,432	4,309,118	0.79%
Lake Shore MM CLO I Ltd.	Income Note (effective yield 25.01%, maturity 04/15/2033) ⁽¹⁰⁾	03/08/19	14,550,000	9,433,096	7,255,142	1.32%
Madison Park Funding XXI, Ltd.	Subordinated Note (effective yield 27.25%, maturity 10/15/2049)	08/22/16	6,462,500	3,717,156	3,392,759	0.62%
Madison Park Funding XXII, Ltd.	Subordinated Note (effective yield 20.95%, maturity 01/15/2033)	10/30/18	6,327,082	3,853,860	3,197,873	0.58%
Madison Park Funding XXXIV, Ltd.	Subordinated Note (effective yield 25.03%, maturity 04/25/2032)	09/27/22	8,300,000	5,198,443	5,014,711	0.91%
Madison Park Funding XL, Ltd.	Subordinated Note (effective yield 12.82%, maturity 02/28/2047)	06/02/16	16,550,000	5,731,902	4,406,147	0.80%
Madison Park Funding XLIV, Ltd.	Subordinated Note (effective yield 20.86%, maturity 01/23/2048)	11/16/18	8,744,821	4,998,765	4,367,682	0.80%
Madison Park Funding XLVII, Ltd.	Subordinated Note (effective yield 21.27%, maturity 01/19/2034)	04/29/21	2,000,000	1,628,460	1,613,888	0.29%
Marathon CLO VI Ltd.	Subordinated Note (effective yield 0.00%, maturity 05/13/2028) ⁽¹¹⁾	06/06/14	6,375,000	191,250	638	0.00%
Marathon CLO VII Ltd.	Subordinated Note (effective yield 0.00%, maturity 10/28/2025) ⁽¹¹⁾	10/30/14	10,526,000	52,630	1,053	0.00%
Marathon CLO VIII Ltd.	Income Note (effective yield 0.00%, maturity 10/18/2031) ⁽¹¹⁾	06/16/15	16,333,000	7,343,630	1,143,310	0.21%
Marathon CLO X Ltd.	Subordinated Note (effective yield 0.00%, maturity 11/15/2029) ⁽¹¹⁾	08/09/17	2,550,000	229,500	153,000	0.03%
Marathon CLO XI Ltd.	Subordinated Note (effective yield 0.00%, maturity 04/20/2031) ⁽¹¹⁾	02/06/18	2,075,000	1,202,093	290,500	0.05%
Marathon CLO XII Ltd.	Subordinated Note (effective yield 0.00%, maturity 04/18/2031) ⁽¹¹⁾	09/06/18	4,500,000	2,367,663	675,000	0.12%
OCP Euro CLO 2019-3 DAC	Subordinated Note (effective yield 20.04%, maturity 04/20/2033) ⁽¹²⁾	05/26/21	1,500,000	1,337,121	1,053,400	0.19%
Octagon Investment Partners XIV, Ltd.	Income Note (effective yield 0.00%, maturity 07/15/2029) ⁽¹⁰⁾ ⁽¹¹⁾	06/06/14	20,572,125	5,520,562	864,560	0.16%
Octagon Investment Partners 26, Ltd.	Income Note (effective yield 2.28%, maturity 07/15/2030) ⁽¹⁰⁾	03/23/16	13,750,000	4,479,667	2,622,324	0.48%
Octagon Investment Partners 27, Ltd.	Income Note (effective yield 2.64%, maturity 07/15/2030) ⁽¹⁰⁾	05/25/16	11,804,048	4,201,112	2,612,285	0.48%
Octagon Investment Partners 29, Ltd.	Subordinated Note (effective yield 10.20%, maturity 01/24/2033)	05/05/21	9,875,000	6,482,346	3,932,171	0.72%
Octagon Investment Partners 37, Ltd.	Subordinated Note (effective yield 5.24%, maturity 07/25/2030)	05/25/21	1,550,000	918,632	487,469	0.09%
Octagon Investment Partners 44, Ltd.	Income Note (effective yield 15.49%, maturity 07/20/2034) ⁽¹⁰⁾	06/19/19	13,500,000	9,146,431	6,438,774	1.17%
Octagon Investment Partners 46, Ltd.	Income Note (effective yield 34.08%, maturity 07/15/2036) ⁽¹⁰⁾	06/26/20	10,650,000	4,745,116	5,061,130	0.92%
Octagon Investment Partners 48, Ltd.	Subordinated Note (effective yield 17.61%, maturity 10/20/2034)	03/25/22	10,000,000	8,076,453	6,841,087	1.25%
Octagon Investment Partners 50, Ltd.	Income Note (effective yield 25.26%, maturity 01/16/2035) ⁽¹⁰⁾	10/06/20	9,250,000	5,271,714	5,102,855	0.93%
Octagon 51, Ltd.	Income B Note (effective yield 16.67%, maturity 07/20/2034)	04/16/21	10,350,000	8,199,549	6,684,921	1.22%
Octagon 55, Ltd.	Subordinated Note (effective yield 14.50%, maturity 07/20/2034)	02/11/22	8,700,000	6,752,762	5,213,822	0.95%
Octagon 58, Ltd.	Income Note (effective yield 21.75%, maturity 07/15/2037) ⁽¹⁰⁾	04/21/22	14,900,000	10,742,464	10,242,385	1.87%
OFSI BSL VIII, Ltd.	Income Note (effective yield 0.00%, maturity 08/16/2037) ⁽¹⁰⁾ ⁽¹¹⁾	07/18/17	7,719,320	3,542,031	633,776	0.12%
Regatta VII Funding Ltd.	Subordinated Note (effective yield 11.17%, maturity 12/20/2028)	10/01/21	6,450,000	2,792,690	1,790,378	0.33%
Regatta VII Funding Ltd.	Class R1A Note (effective yield 51.85%, maturity 06/20/2034)	10/01/21	10,126,500	19,638	24,744	0.00%
Regatta VII Funding Ltd.	Class R2 Note (effective yield 100.36%, maturity 06/20/2034)	10/01/21	10,126,500	115,497	222,512	0.04%
Regatta XIX Funding Ltd.	Subordinated Note (effective yield 22.01%, maturity 04/20/2035)	03/15/23	3,500,000	2,776,810	2,865,439	0.52%
Regatta XX Funding Ltd.	Income Note (effective yield 18.92%, maturity 10/15/2034) ⁽¹⁰⁾	08/04/21	11,000,000	7,294,373	6,479,065	1.18%

See accompanying notes to the consolidated financial statements

Eagle Point Credit Company Inc. & Subsidiaries

Consolidated Schedule of Investments

As of June 30, 2023

(expressed in U.S. dollars)

(Unaudited)

Issuer ⁽¹⁾	Investment Description	Acquisition Date ⁽²⁾	Principal Amount / Quantity	Cost	Fair Value ⁽³⁾	% of Net Assets
CLO Equity ⁽⁴⁾ ⁽⁷⁾ ⁽⁸⁾ (continued)
Structured Finance (continued)
Regatta XXI Funding Ltd.	Subordinated Note (effective yield 18.18%, maturity 10/20/2034)	06/10/22	$9,000,000	$6,535,732	$5,693,686	1.04%
Regatta XXII Funding Ltd.	Subordinated Note (effective yield 20.69%, maturity 07/20/2035)	06/20/23	3,000,000	2,223,750	2,240,816	0.41%
Regatta XXIV Funding Ltd.	Subordinated Note (effective yield 20.33%, maturity 01/20/2035)	02/14/23	4,300,000	2,800,708	2,606,353	0.48%
Rockford Tower CLO 2019-1, Ltd.	Subordinated Note (effective yield 21.46%, maturity 04/20/2034)	06/14/21	10,300,000	7,318,819	5,692,038	1.04%
Rockford Tower CLO 2021-3, Ltd.	Subordinated Note (effective yield 17.20%, maturity 10/20/2034)	04/22/22	26,264,625	20,593,048	14,062,369	2.57%
Steele Creek CLO 2018-1, Ltd.	Income Note (effective yield 0.00%, maturity 04/15/2048) ⁽¹⁰⁾	03/28/18	11,370,000	5,738,771	2,557,442	0.47%
Steele Creek CLO 2019-1, Ltd.	Income Note (effective yield 11.37%, maturity 04/15/2049) ⁽¹⁰⁾	03/22/19	8,500,000	5,654,943	2,823,314	0.52%
Taconic Park CLO Ltd.	Subordinated Note (effective yield 0.00%, maturity 01/20/2029) ⁽⁹⁾	01/14/22	10,700,000	360,415	321,000	0.06%
Venture 41 CLO, Limited	Subordinated Note (effective yield 22.84%, maturity 01/20/2034)	11/30/21	3,325,000	2,508,188	1,992,341	0.36%
Whetstone Park CLO, Ltd.	Subordinated Note (effective yield 14.26%, maturity 01/20/2035)	05/03/22	10,560,000	8,529,148	7,034,891	1.28%
Wind River 2013-2 CLO Ltd.	Income Note (effective yield 0.00%, maturity 10/18/2030) ⁽¹⁰⁾ ⁽¹¹⁾	06/06/14	11,597,500	4,456,631	1,557,589	0.28%
Wind River 2014-1 CLO Ltd.	Subordinated Note (effective yield 0.00%, maturity 07/18/2031) ⁽¹¹⁾	05/05/16	9,681,764	2,894,658	968,176	0.18%
Wind River 2014-3 CLO Ltd.	Subordinated Note (effective yield 0.00%, maturity 10/22/2031) ⁽¹¹⁾	12/17/14	11,000,000	4,544,179	2,420,000	0.44%
Wind River 2016-1 CLO Ltd.	Income Note (effective yield 0.00%, maturity 07/15/2028) ⁽⁹⁾ ⁽¹⁰⁾	05/18/16	13,050,000	58,189	1,305	0.00%
Wind River 2016-1 CLO Ltd.	Subordinated Note (effective yield 0.00%, maturity 07/15/2028) ⁽⁹⁾	05/18/16	900,000	-	90	0.00%
Wind River 2017-1 CLO Ltd.	Income Note (effective yield 18.28%, maturity 04/18/2036) ⁽¹⁰⁾	02/02/17	17,700,000	10,215,256	7,494,931	1.37%
Wind River 2017-3 CLO Ltd.	Income Note (effective yield 16.23%, maturity 04/15/2035) ⁽¹⁰⁾	08/09/17	23,940,000	14,855,930	10,884,213	1.99%
Wind River 2018-1 CLO Ltd.	Income Note (effective yield 11.88%, maturity 07/15/2030) ⁽¹⁰⁾	06/22/18	15,750,000	9,681,104	5,792,247	1.06%
Wind River 2019-2 CLO Ltd.	Income Note (effective yield 24.62%, maturity 01/15/2035) ⁽¹⁰⁾	09/20/19	13,470,000	8,342,737	7,824,762	1.43%
Wind River 2022-2 CLO Ltd.	Income Note (effective yield 26.71%, maturity 07/20/2035) ⁽¹⁰⁾	06/03/22	8,950,000	6,359,094	6,063,636	1.11%
Zais CLO 3, Limited	Income Note (effective yield 0.00%, maturity 07/15/2031) ⁽¹⁰⁾	04/08/15	16,871,644	6,753,862	1,357,849	0.25%
Zais CLO 5, Limited	Subordinated Note (effective yield 0.00%, maturity 10/15/2028) ⁽¹¹⁾	09/23/16	5,950,000	595	595	0.00%
Zais CLO 6, Limited	Subordinated Note (effective yield 0.00%, maturity 07/15/2029) ⁽¹⁰⁾ ⁽¹¹⁾	05/03/17	11,600,000	1,160	34,574	0.01%
Zais CLO 7, Limited	Income Note (effective yield 0.00%, maturity 04/15/2030) ⁽¹¹⁾	09/11/17	12,777,500	1,278	1,278	0.00%
Zais CLO 8, Limited	Subordinated Note (effective yield 0.00%, maturity 04/15/2029) ⁽¹¹⁾	10/11/18	750,000	75	75	0.00%
Zais CLO 9, Limited	Subordinated Note (effective yield 0.00%, maturity 07/20/2031) ⁽¹¹⁾	10/29/18	3,015,000	1,635,162	431,406	0.08%
				748,971,158	565,303,343	103.19%
Loan Accumulation Facilities ⁽⁴⁾ ⁽⁷⁾ ⁽¹³⁾
Structured Finance
Steamboat XXXII Ltd.	Loan Accumulation Facility	11/22/21	5,829,000	5,829,000	5,828,294	1.06%
Steamboat XXXVII Ltd.	Loan Accumulation Facility	01/20/22	10,422,500	10,422,500	10,432,447	1.90%
Steamboat XXXIX Ltd.	Loan Accumulation Facility	04/13/22	4,817,500	4,817,500	4,795,335	0.87%
Steamboat XLI Ltd.	Loan Accumulation Facility	10/11/22	7,395,000	7,395,000	7,402,566	1.35%
Steamboat XLII Ltd.	Loan Accumulation Facility	09/06/22	1,372,500	1,372,500	1,382,446	0.25%
Steamboat XLIII Ltd.	Loan Accumulation Facility	01/25/23	1,900,000	1,900,000	1,924,643	0.35%
Steamboat XLIV Ltd.	Loan Accumulation Facility	03/21/23	3,642,500	3,642,500	3,642,744	0.66%
Steamboat XLV Ltd.	Loan Accumulation Facility	03/14/23	1,367,500	1,367,500	1,371,564	0.25%
				36,746,500	36,780,039	6.69%

Asset Backed Securities ⁽⁴⁾ ⁽⁵⁾ ⁽⁷⁾
Structured Finance
AASFL 2022-1	Credit Linked Note - Class B, 15.91% (1M EURIBOR + 12.50%, due 12/27/2030) ⁽¹²⁾	11/22/22	3,100,000	3,192,845	3,382,565	0.62%
Autonoria Spain 2022 FT	Note - Class G, 15.41% (1M EURIBOR + 12.00%, due 01/31/2040) ⁽¹²⁾	09/14/22	2,524,122	2,518,695	2,760,393	0.50%
Boreal Series 2022-2	Guarantee Linked Note - Class F, 18.04% (3M CDOR + 13.00%, due 02/20/2028) ⁽¹⁴⁾	11/30/22	4,550,000	3,382,020	3,434,740	0.63%
CRAFT 2022-1A	Credit Linked Note, 16.62% (SOFR + 12.00%, due 04/21/2032)	10/26/22	4,300,000	4,300,000	4,332,250	0.79%
LOFT 2022-1A	Note - Class C, 23.82% (SOFR + 19.00%, due 02/28/2032)	08/22/22	1,700,000	1,700,000	1,683,000	0.31%
Muskoka Series 2022-1	Guarantee Linked Note - Class F, 14.97% (SOFR + 10.25%, due 11/10/2027)	10/12/22	3,800,000	3,800,000	3,758,200	0.69%
PXL 2022-1	Junior Credit Linked Note, 16.43% (3M EURIBOR + 12.875%, due 12/29/2029) ⁽¹²⁾	12/16/22	3,800,000	4,025,340	4,146,370	0.76%
Standard Chartered 7	Note - Class B, 15.63% (SOFR + 11.00%, due 04/25/2031)	10/07/22	6,100,000	6,100,000	6,069,500	1.11%
				29,018,900	29,567,018	5.41%

Bank Debt Term Loan ⁽⁴⁾ ⁽⁵⁾
Consumer Products
JP Intermediate B LLC	Term B 1L Senior Secured Loan, 10.77% (3M LIBOR + 5.50%, due 11/20/2025)	03/02/21	554,613	537,690	257,895	0.05%

Common Stock ⁽⁴⁾
Financial Services
Senior Credit Corp 2022 LLC	Common Stock	01/30/23	1,393,016	1,393,016	1,432,031	0.26%
Lender MCS Holdings, Inc.	Common Stock	08/12/22	589	-	19,143	0.00%

Leisure
All Day Holdings LLC	Common Stock	08/19/22	560	-	8	0.00%

Oil & Gas
McDermott International Ltd	Common Stock	12/31/20	243,875	126,820	40,239	0.01%
				1,519,836	1,491,421	0.27%

Corporate Bonds ⁽⁵⁾
Communication Services
DISH Network Corp	Secured, 11.75% (due 11/15/2027) ⁽⁴⁾	01/17/23	1,000,000	1,018,668	976,875	0.18%

Financial Services
Senior Credit Corp 2022 LLC	Senior Unsecured, 8.50% (due 12/05/2028) ⁽⁴⁾	01/30/23	3,250,371	3,250,371	3,250,371	0.59%

Oil & Gas
Energy Ventures Gom LLC / EnVen Finance Corp	Second Lien, 11.75% (due 04/15/2026) ⁽⁴⁾	06/15/21	533,000	548,213	548,990	0.10%

See accompanying notes to the consolidated financial statements

Eagle Point Credit Company Inc. & Subsidiaries

Consolidated Schedule of Investments

As of June 30, 2023

(expressed in U.S. dollars)

(Unaudited)

Issuer ⁽¹⁾	Investment Description	Acquisition Date ⁽²⁾	Principal Amount / Quantity	Cost	Fair Value ⁽³⁾	% of Net Assets
Corporate Bonds ⁽⁵⁾ (continued)
Pipelines
NGL Energy Partners LP / NGL Energy Finance Corp	Senior Unsecured, 6.13% (due 03/01/2025)	06/24/21	$344,000	$329,862	$331,100	0.06%

Transportation
Seaspan Corp	Senior Unsecured, 5.50% (due 08/01/2029) ⁽⁴⁾	07/09/21	599,000	588,082	473,210	0.09%
				5,735,196	5,580,546	1.02%

Warrants ⁽⁴⁾
Oil & Gas
GAC Holdco Inc	Warrant (maturity 08/15/2026)	10/18/21	502	26,355	163,150	0.03%

Total investments at fair value as of June 30, 2023				$898,503,428	$710,178,674	129.60%

Liabilities at fair value ⁽¹⁵⁾
6.6875% Unsecured Notes due 2028	Unsecured Note		$(32,423,800)	$(32,423,800)	$(31,152,787)	-5.68%
5.375% Unsecured Notes due 2029	Unsecured Note		(93,250,000)	(93,250,000)	(81,574,354)	-14.88%
6.75% Unsecured Notes due 2031	Unsecured Note		(44,850,000)	(44,850,000)	(41,369,640)	-7.55%
6.50% Series C Term Preferred Stock due 2031	Preferred Stock		(54,313,825)	(54,420,689)	(46,817,865)	-8.54%
Total liabiltities at fair value as of June 30, 2023				$(224,944,489)	$(200,914,646)	-36.65%

Net assets above (below) fair value of investments and liabilities at fair value					38,857,776

Net assets as of June 30, 2023					$548,121,804

(1)	The Company is not affiliated with, nor does it "control" (as such term is defined in the Investment Company Act of 1940 (the "1940 Act")), any of the issuers listed. In general, under the 1940 Act, the Company would be presumed to "control" an issuer if it owned 25% or more of its voting securities.
(2)	Acquisition date represents the initial date of purchase or the date the investment was contributed to the Company at the time of the Company's formation.
(3)	Fair value is determined by the Adviser in accordance with written valuation policies and procedures, subject to oversight by the Company’s Board of Directors, in accordance with Rule 2a-5 under the 1940 Act.
(4)	Securities exempt from registration under the Securities Act of 1933, and are deemed to be “restricted securities”. As of June 30, 2023, the aggregate fair value of these securities is $709.8 million, or 129.54% of the Company’s net assets.
(5)	CLO debt, asset backed security, bank debt term loan and corporate bond investments reflect interest rates as of the reporting date.
(6)	As of June 30, 2023, the investment includes interest income capitalized as additional investment principal ("PIK" Interest). The PIK interest rate for CLO debt positions represents the interest rate at payment date when PIK interest is received. See Note 2 "Summary of Significant Accounting Policies" for further discussion.
(7)	The fair value of CLO equity, loan accumulation facility and asset backed security investments are classified as Level III investments. See Note 3 "Investments" for further discussion.
(8)	CLO subordinated notes and income notes are considered CLO equity positions. CLO equity positions are entitled to recurring distributions which are generally equal to the remaining cash flow of payments made by underlying assets less contractual payments to debt holders and fund expenses. The effective yield is estimated based upon the current projection of the amount and timing of these recurring distributions in addition to the estimated amount of terminal principal payment. It is the Company's policy to update the effective yield for each CLO equity position held within the Company’s portfolio at the initiation of each investment and each subsequent quarter thereafter. The effective yield and investment cost may ultimately not be realized. As of June 30, 2023, the Company's weighted average effective yield on its aggregate CLO equity positions, based on current amortized cost, was 15.22%. When excluding called CLOs, the Company's weighted average effective yield on its CLO equity positions was 15.23%.
(9)	As of June 30, 2023 the investment has been called. Expected value of residual distributions, once received, is anticipated to be recognized as return of capital, pending any remaining amortized cost, and/or realized gain for any amounts received in excess of such amortized cost.
(10)	Fair value includes the Company's interest in fee rebates on CLO subordinated and income notes.
(11)	As of June 30, 2023, the effective yield has been estimated to be 0%. The aggregate projected amount of future recurring distributions and terminal principal payment is less than the amortized investment cost. Future recurring distributions, once received, will be recognized solely as return of capital until the aggregate projected amount of future recurring distributions and terminal principal payment exceeds the amortized investment cost.
(12)	Investment principal amount is denominated in EUR.
(13)	Loan accumulation facilities are financing structures intended to aggregate loans that may be used to form the basis of a CLO vehicle.
(14)	Investment principal amount is denominated in CAD.
(15)	The Company has accounted for its 6.6875% Notes due 2028, 5.375% Notes due 2029, 6.75% Notes due 2031 and 6.50% Series C Term Preferred Stock due 2031 utilizing the fair value option election under ASC Topic 825. Accordingly, the aforementioned notes and preferred stock are carried at their fair value. See Note 2 "Summary of Significant Accounting Policies" for further discussion.

Reference Key:
EUR Euro
EURIBOR Euro London Interbank Offered Rate
SOFR Secured Overnight Financing Rate
LIBOR London Interbank Offered Rate
CAD Canadian Dollar
CDOR Canadian Dollar Offered Rate

See accompanying notes to the consolidated financial statements

Eagle Point Credit Company Inc. & Subsidiaries

Consolidated Statement of Operations

For the six months ended June 30, 2023

(expressed in U.S. dollars)

(Unaudited)

INVESTMENT INCOME
Interest income	$60,040,211
Other income	3,612,921
Total Investment Income	63,653,132

EXPENSES
Incentive fee	9,652,585
Management fee	5,279,688
Interest expense	6,816,361
Professional fees	927,766
Administration fees	614,893
Directors' fees	198,750
Tax expense (1)	63,420
Other expenses	567,230
Total Expenses	24,120,693

NET INVESTMENT INCOME	39,532,439

6.75% Series D Preferred Stock distributions (Note 2)	(922,101)

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments, foreign currency and cash equivalents	(17,181,276)
Net change in unrealized appreciation (depreciation) on investments, foreign currency and cash equivalents	5,659,419
Net change in unrealized (appreciation) depreciation on liabilities at fair value under the fair value option	(492,938)
NET REALIZED AND UNREALIZED GAIN (LOSS)	(12,014,795)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$26,595,543

(1)	Tax expense includes $13,370 of excise tax and $50,050 of Delaware franchise tax.

See accompanying notes to the consolidated financial statements

Eagle Point Credit Company Inc. & Subsidiaries

Consolidated Statement of Comprehensive Income

For the six months ended June 30, 2023

(expressed in U.S. dollars)

(Unaudited)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$26,595,543

OTHER COMPREHENSIVE INCOME (LOSS) (1)
Change in unrealized (appreciation) depreciation on liabilities at fair value under the fair value option	(5,234,134)
Total Other Comprehensive Income (Loss)	(5,234,134)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM COMPREHENSIVE INCOME	$21,361,409

(1)	See Note 2 "Summary of Significant Accounting Policies- Other Financial Assets and Financial Liabilities at Fair Value" for further discussion relating to other comprehensive income.

See accompanying notes to the consolidated financial statements

Eagle Point Credit Company Inc. & Subsidiaries

Consolidated Statements of Operations

(expressed in U.S. dollars)

(Unaudited)

	For the	For the
	six months ended	six months ended
	June 30, 2023	June 30, 2022
INVESTMENT INCOME
Interest income	$60,040,211	$52,087,169
Other income	3,612,921	3,636,687
Total Investment Income	63,653,132	55,723,856

EXPENSES
Incentive fee	9,652,585	7,496,922
Interest expense	6,816,361	7,312,095
Management fee	5,279,688	4,879,595
Professional fees	927,766	775,828
Administration fees	614,893	585,540
Directors' fees	198,750	198,750
Tax expense (1)	63,420	50,406
Commission expense	-	3,076,865
Other expenses	567,230	457,076
Total Expenses	24,120,693	24,833,077

Incentive fee voluntarily waived by the Adviser (Note 4)	-	(302,087)

Net Expenses	24,120,693	24,530,990

NET INVESTMENT INCOME	39,532,439	31,192,866

6.75% Series D Preferred Stock distributions (Note 2)	(922,101)	(903,089)

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments, foreign currency and cash equivalents	(17,181,276)	1,679,814
Net realized gain (loss) on extinguishment of Preferred Stock (Note 6)	-	(744,281)
Net realized gain (loss) on extinguishment of Unsecured Notes (Note 7)	-	(766,155)
Net change in unrealized appreciation (depreciation) on investments, foreign currency and cash equivalents	5,659,419	(158,498,131)
Net change in unrealized (appreciation) depreciation on liabilities at fair value under the fair value option	(492,938)	5,953,050
NET REALIZED AND UNREALIZED GAIN (LOSS)	(12,014,795)	(152,375,703)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$26,595,543	$(122,085,926)

(1)	Tax expense includes $13,370 of excise tax and $50,050 of Delaware franchise tax.

Note: The above Consolidated Statements of Operations represents the six months ended June 30, 2023, and the six months ended June 30, 2022 and has been provided as supplemental information to the consolidated financial statements.

See accompanying notes to the consolidated financial statements

Eagle Point Credit Company Inc. & Subsidiaries

Consolidated Statements of Operations

(expressed in U.S. dollars)

(Unaudited)

	For the	For the	For the
	three months ended	three months ended	six months ended
	June 30, 2023	March 31, 2023	June 30, 2023
INVESTMENT INCOME
Interest income	$29,996,188	$30,044,023	$60,040,211
Other income	1,738,524	1,874,397	3,612,921
Total Investment Income	31,734,712	31,918,420	63,653,132

EXPENSES
Incentive fee	4,817,536	4,835,049	9,652,585
Interest expense	3,407,948	3,408,413	6,816,361
Management fee	2,630,018	2,649,670	5,279,688
Professional fees	438,262	489,504	927,766
Administration fees	285,329	329,564	614,893
Directors' fees	99,375	99,375	198,750
Tax expense	25,000	38,420	63,420
Other expenses	299,887	267,343	567,230
Total Expenses	12,003,355	12,117,338	24,120,693

NET INVESTMENT INCOME	19,731,357	19,801,082	39,532,439

6.75% Series D Preferred Stock distributions (Note 2)	(461,213)	(460,888)	(922,101)

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments, foreign currency and cash equivalents	(16,106,252)	(1,075,024)	(17,181,276)
Net change in unrealized appreciation (depreciation) on investments, foreign currency and cash equivalents	(1,345,293)	7,004,712	5,659,419
Net change in unrealized (appreciation) depreciation on liabilities at fair value under the fair value option	4,715,792	(5,208,730)	(492,938)
NET REALIZED AND UNREALIZED GAIN (LOSS)	(12,735,753)	720,958	(12,014,795)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$6,534,391	$20,061,152	$26,595,543

Note: The above Consolidated Statements of Operations represents the three months ended June 30, 2023, the three months ended March 31, 2023, and the six months ended June 30, 2023 and has been provided as supplemental information to the consolidated financial statements.

See accompanying notes to the consolidated financial statements

Eagle Point Credit Company Inc. & Subsidiaries

Consolidated Statements of Changes in Net Assets

(expressed in U.S. dollars, except share amounts)

(Unaudited)

	For the	For the
	six months ended	year ended
	June 30, 2023	December 31, 2022
Net increase (decrease) in net assets resulting from operations:
Net investment income	$39,532,439	$68,863,328
6.75% Series D Preferred Stock distributions (Note 2)	(922,101)	(1,823,567)
Net realized gain (loss) on investments, foreign currency and cash equivalents	(17,181,276)	1,418,270
Net realized gain (loss) on extinguishment of Preferred Stock (Note 6)	-	(744,281)
Net realized gain (loss) on extinguishment of Unsecured Notes (Note 7)	-	(766,155)
Net change in unrealized appreciation (depreciation) on investments, foreign currency and cash equivalents	5,659,419	(196,938,804)
Net change in unrealized (appreciation) depreciation on liabilities at fair value under the fair value option	(492,938)	26,355,476
Total net increase (decrease) in net assets resulting from operations	26,595,543	(103,635,733)

Other comprehensive income (loss):
Net change in unrealized (appreciation) depreciation on liabilities at fair value under the fair value option	(5,234,134)	6,738,292
Total other comprehensive income (loss)	(5,234,134)	6,738,292

Common stock distributions:
Total earnings distributed	(52,517,636)	(112,391,358)
Common stock distributions from tax return of capital	-	-
Total common stock distributions	(52,517,636)	(112,391,358)

Capital share transactions:
Issuance of shares of common stock pursuant to the Company's "at the market" program, net of commissions and offering expenses	70,928,339	196,920,153
Issuance of shares of common stock pursuant to the Company's dividend reinvestment plan	9,083,928	9,330,075
Total capital share transactions	80,012,267	206,250,228

Total increase (decrease) in net assets	48,856,040	(3,038,571)
Net assets at beginning of period	499,265,764	502,304,335
Net assets at end of period	$548,121,804	$499,265,764

Capital share activity:
Shares of common stock sold pursuant to the Company's "at the market" program	6,893,111	16,701,146
Shares of common stock issued pursuant to the Company's dividend reinvestment plan	892,386	818,025
Total increase (decrease) in capital share activity	7,785,497	17,519,171

See accompanying notes to the consolidated financial statements

Eagle Point Credit Company Inc. & Subsidiaries

Consolidated Statement of Cash Flows

For the six months ended June 30, 2023

(expressed in U.S. dollars)

(Unaudited)

CASH FLOWS FROM OPERATING ACTIVITIES
Net increase (decrease) in net assets resulting from operations	$26,595,543

Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by (used in) operating activities:
Purchases of investments	(127,186,130)
Proceeds from sales of investments and repayments of principal (1)	72,735,867
Net realized (gain) loss on investments, foreign currency and cash equivalents	17,181,276
Net change in unrealized (appreciation) depreciation on investments, foreign currency and cash equivalents	(5,659,419)
Net change in unrealized appreciation (depreciation) on liabilities at fair value under the fair value option	492,938
Amortization (accretion) included in interest expense	(52,794)
Amortization (accretion) of premiums or discounts on debt securities	(36,676)
Changes in assets and liabilities:
Interest receivable	2,686,779
Prepaid expenses	(276,988)
Incentive fee payable	(11,742)
Management fee payable	261,347
Professional fees payable	(132,652)
Administration fees payable	19,234
Due to affiliates	(56,096)
Tax expense payable	(2,096,630)
Other expenses payable	81,643
Net cash provided by (used in) operating activities	(15,480,663)

CASH FLOWS FROM FINANCING ACTIVITIES
Common stock distributions, net of change in common stock distribution payable	(79,943,494)
Issuance of shares of common stock pursuant to the Company's "at the market" program, net of commissions and offering expenses	70,928,339
Issuance of shares of common stock pursuant to the Company's dividend reinvestment plan, net of change in receivable for shares of common stock issued	8,703,166
Issuance of 6.75% Series D Term Preferred Stock pursuant to the Company's "at the market" program	48,435
Net cash provided by (used in) financing activities	(263,554)

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(15,744,217)

EFFECT OF FOREIGN EXCHANGE RATE CHANGES ON CASH AND CASH EQUIVALENTS	(26,732)

CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD	56,833,244

CASH AND CASH EQUIVALENTS, END OF PERIOD	$41,062,295

Supplemental disclosures:
Cash paid for interest expense	$6,869,155
Cash paid for excise tax	$2,100,000
Cash paid for 6.75% Series D Preferred Stock distributions	$922,101
Cash paid for franchise taxes	$60,050

(1)	Proceeds from sales or maturity of investments includes $29,878,914 of return of capital on CLO equity investments from recurring cash flows and distributions from called deals.

See accompanying notes to the consolidated financial statements

Eagle Point Credit Company Inc. & Subsidiaries

Notes to Consolidated Financial Statements

June 30, 2023

(Unaudited)

1.	ORGANIZATION

Eagle Point Credit Company Inc. (the “Company”) is an externally managed, non-diversified closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Company’s primary investment objective is to generate high current income, with a secondary objective to generate capital appreciation. The Company seeks to achieve its investment objectives by investing primarily in equity and junior debt tranches of collateralized loan obligations (“CLOs”) that are collateralized by a portfolio consisting primarily of below investment grade U.S. senior secured loans with a large number of distinct underlying borrowers across various industry sectors. The Company may also invest in other related securities and instruments or other securities and instruments that Eagle Point Credit Management LLC (the “Adviser”) believes are consistent with the Company’s investment objectives, including senior debt tranches of CLOs, loan accumulation facilities (“LAFs”) and securities and instruments of corporate issuers. From time to time, in connection with the acquisition of CLO equity, the Company may receive fee rebates from the CLO issuer. The CLO securities in which the Company primarily seeks to invest are unrated or rated below investment grade and are considered speculative with respect to timely payment of interest and repayment of principal. The Company’s common stock is listed on the New York Stock Exchange (the “NYSE”) under the symbol “ECC.”

As of June 30, 2023, the Company had three wholly-owned subsidiaries: Eagle Point Credit Company Sub (Cayman) Ltd. (“Sub I”), a Cayman Islands exempted company, Eagle Point Credit Company Sub II (Cayman) Ltd (“Sub II”), a Cayman Islands exempted company and Eagle Point Credit Company Sub II (US) LLC (“Sub II US”), a Delaware limited liability company. As of June 30, 2023, Sub I, Sub II and Sub II US represent 44.5%, 3.8% and 0.0% of the Company’s net assets, respectively.

The Company was initially formed on March 24, 2014 as Eagle Point Credit Company LLC, a Delaware limited liability company and a wholly-owned subsidiary of Eagle Point Credit Partners Sub Ltd., a Cayman Island exempted company (the “Sole Member”), which, in turn, is a subsidiary of Eagle Point Credit Partners LP, a private fund managed by the Adviser.

The Company commenced operations on June 6, 2014, the date the Sole Member contributed, at fair value, a portfolio of cash and securities to the Company.

For the period of June 6, 2014 to October 5, 2014, the Company was a wholly-owned subsidiary of the Sole Member. As of October 5, 2014, the Company had 2,500,000 units issued and outstanding, all of which were held by the Sole Member.

On October 6, 2014, the Company converted from a Delaware limited liability company into a Delaware corporation (the “Conversion”). At the time of the Conversion, the Sole Member became a stockholder of Eagle Point Credit Company Inc. In connection with the Conversion, the Sole Member converted 2,500,000 units of the Delaware limited liability company into shares of common stock in the Delaware corporation at $20 per share, resulting in 8,656,057 shares and an effective conversion rate of 3.4668 shares per unit. On October 7, 2014, the Company priced its initial public offering (the “IPO”) and sold an additional 5,155,301 shares of its common stock at a public offering price of $20 per share. On October 8, 2014, the Company’s shares began trading on the NYSE.

Wells Fargo Bank, National Association serves as the Company’s custodian.

The Company intends to operate so as to qualify to be taxed as a regulated investment company (“RIC”) under subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), for federal income tax purposes.

The Adviser is the investment adviser of the Company and manages the investments of the Company subject to the supervision of the Company’s Board of Directors (the “Board”). The Adviser is registered as an investment adviser with the U.S. Securities and Exchange Commission (the “SEC”) under the Investment Advisers Act of 1940, as amended. Eagle Point Administration LLC, an affiliate of the Adviser, is the administrator of the Company (the “Administrator”).

Eagle Point Credit Company Inc. & Subsidiaries

Notes to Consolidated Financial Statements

June 30, 2023

(Unaudited)

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Accounting

The consolidated financial statements include the accounts of the Company and its wholly-owned subsidiaries. All intercompany accounts have been eliminated upon consolidation. The Company is considered an investment company under accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Company follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946 Financial Services – Investment Companies. Items included in the consolidated financial statements are measured and presented in United States dollars.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions which affect the reported amounts included in the consolidated financial statements and accompanying notes as of the reporting date. Actual results may differ from those estimates.

Valuation of Investments

The most significant estimate inherent in the preparation of the consolidated financial statements is the valuation of investments. Pursuant to Rule 2a-5 under the 1940 Act, the Board has elected to designate the Adviser as “valuation designee” to perform fair value determinations in respect of the Company’s portfolio investments that do not have readily available market quotations. In the absence of readily available market quotations, as defined by Rule 2a-5 under the 1940 Act, the Adviser determines the fair value of the Company’s investments in accordance with its written valuation policy, subject to Board oversight. Due to the uncertainty of valuation, this estimate may differ significantly from the value that would have been used had a ready market for the investments existed, and the differences could be material.

There is no single method for determining fair value in good faith. As a result, determining fair value requires judgment be applied to the specific facts and circumstances of each portfolio investment while employing a consistently applied valuation process for the types of investments held by the Company.

The Company accounts for its investments in accordance with U.S. GAAP, and fair values its investment portfolio in accordance with the provisions of the FASB ASC Topic 820, Fair Value Measurements and Disclosures, which defines fair value, establishes a framework for measuring fair value and requires enhanced disclosures about fair value measurements. Investments are reflected in the consolidated financial statements at fair value. Fair value is the estimated amount that would be received to sell an asset, or paid to transfer a liability, in an orderly transaction between market participants at the measurement date (i.e., the exit price). In accordance with Rule 2a-5 under the 1940 Act adopted by the SEC in December 2020, the Board has designated the Adviser to perform the determination of fair value of the Company’s investment portfolio, subject to Board oversight and certain other conditions.

The fair value hierarchy prioritizes and ranks the level of market price observability used in measuring investments at fair value. Market price observability is impacted by a number of factors, including the type of investment, the characteristics specific to the investment and the state of the marketplace (including the existence and transparency of transactions between market participants). Investments with readily available actively quoted prices, or for which fair value can be measured from actively quoted prices in an orderly market, will generally have a higher degree of market price observability and a lesser degree of judgment used in measuring fair value.

Investments measured and reported at fair value are classified and disclosed in one of the following categories based on inputs:

●	Level I – Observable, quoted prices for identical investments in active markets as of the reporting date.
●	Level II – Quoted prices for similar investments in active markets or quoted prices for identical investments in markets that are not active as of the reporting date.

Eagle Point Credit Company Inc. & Subsidiaries

Notes to Consolidated Financial Statements

June 30, 2023

(Unaudited)

●	Level III – Pricing inputs are unobservable for the investment and little, if any, active market exists as of the reporting date. Fair value inputs require significant judgment or estimation from the Adviser.

In certain cases, inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, the determination of which category within the fair value hierarchy is appropriate for any given investment is based on the lowest level of input significant to that fair value measurement. The assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment and consideration of factors specific to the investment.

Joint Venture (“JV”) investments held by the company are measured using net asset value (“NAV”) as a practical expedient and are not categorized within the fair value hierarchy.

Investments for which observable, quoted prices in active markets do not exist are reported at fair value based on Level III inputs. The amount determined to be fair value may incorporate the Adviser’s own assumptions (including assumptions the Adviser believes market participants would use in valuing investments and assumptions relating to appropriate risk adjustments for nonperformance and lack of marketability), as provided for in the Adviser’s valuation policy.

An estimate of fair value is made for each investment at least monthly taking into account information available as of the reporting date. For financial reporting purposes, valuations are determined by the Adviser on a quarterly basis.

See Note 3 “Investments” for further discussion relating to the Company’s investments.

In valuing the Company’s investments in CLO debt, CLO equity, LAFs and Asset Backed Securities (“ABS”), the Adviser considers a variety of relevant factors, including, as applicable, price indications from a third-party pricing service, non-binding price indications from brokers, recent trading prices for specific investments, recent purchases and sales known to the Adviser in similar securities and output from a third-party financial model. The third-party financial model contains detailed information on the characteristics of CLOs, including recent information about assets and liabilities, and is used to project future cash flows. Key inputs to the model, including, but not limited to assumptions for future loan default rates, recovery rates, prepayment rates, reinvestment rates and discount rates are determined by considering both observable and third-party market data and prevailing general market assumptions and conventions as well as those of the Adviser.

A third-party independent valuation firm is used as an input by the Adviser to determine the fair value of the Company’s investments in CLO equity. The valuation firm’s advice is only one factor considered in the valuation of such investments, and the Adviser does not solely rely on such advice in determining the fair value of the Company’s investments in accordance with the 1940 Act.

Temporary Equity

The Company’s 6.75% Series D Preferred Stock (the “Series D Preferred Stock”) is accounted for in the Company’s Consolidated Statement of Assets and Liabilities as temporary equity. FASB ASC Topic 480-10-S99, Distinguishing Liabilities from Equity (“ASC 480”), requires preferred stock that is contingently redeemable upon an occurrence of an event outside the Company’s control to be classified as temporary equity. Deferred issuance costs on the Series D Preferred Stock consist of fees and expenses incurred in connection with the issuance net of issuance premiums/(discounts), which are capitalized into temporary equity, and are amortized only when it is probable the Series D Preferred Stock will become redeemable. As of June 30, 2023, the Company is compliant with all contingent redemption provisions of the preferred offering; therefore, no deferred issuance costs have been amortized. The following table reflects Series D Preferred Stock balances as of June 30, 2023:

Eagle Point Credit Company Inc. & Subsidiaries

Notes to Consolidated Financial Statements

June 30, 2023

(Unaudited)

	Shares Outstanding	Liquidation Preference	Deferred Issuance Costs	Carrying Value
Series D Preferred Stock	1,093,245	$27,331,125	$(1,142,805)	$26,188,320

Distributions paid on the Series D Preferred Stock are included in the Consolidated Statement of Operations as a component of net increase (decrease) in net assets resulting from operations.

Other Financial Assets and Financial Liabilities at Fair Value

The Fair Value Option (“FVO”) under FASB ASC Subtopic 825-10, Fair Value Option (“ASC 825”), allows companies to make an irrevocable election to use fair value as the initial and subsequent accounting measurement for certain financial assets and liabilities. The decision to elect the FVO is determined on an instrument-by-instrument basis and must be applied to an entire instrument. Assets and liabilities measured at fair value are required to be reported separately from those instruments measured using another accounting method and changes in fair value attributable to instrument-specific credit risk on financial liabilities for which the FVO is elected are required to be presented separately in other comprehensive income.  Additionally, upfront offering costs related to such instruments, inclusive of the costs associated with issuances under the Company’s at-the-market (“ATM”) program, are recognized in earnings as incurred and are not deferred.

The Company elected to account for its 6.6875% Unsecured Notes due 2028 (the “Series 2028 Notes”), the 5.375% Unsecured Notes due 2029 (the “Series 2029 Notes”), 6.75% Unsecured Notes due 2031 (the “Series 2031 Notes” and collectively with the Series 2028 Notes and Series 2029 Notes, the “Unsecured Notes”), and 6.50% Series C Term Preferred Stock due 2031 (the “Series C Term Preferred Stock”) utilizing the FVO under ASC 825. The primary reason for electing the FVO is to reflect economic events in the same period in which they are incurred and address simplification of reporting and presentation.

Investment Income Recognition

Interest income from investments in CLO debt, ABS, bank debt term loans and corporate bonds is recorded using the accrual basis of accounting to the extent such amounts are expected to be collected. Interest income on investments in CLO debt, ABS, bank debt term loans and corporate bonds is generally expected to be received in cash. The Company applies the provisions of Accounting Standards Update No. 2017-08 Premium Amortization on Purchased Callable Debt Securities (“ASU 2017-08”) in calculating amortization of premium for purchased CLO debt, ABS, bank debt term loans and corporate bonds. Amortization of premium or accretion of discount is recognized using the effective interest method.

In certain circumstances, interest income may be paid in the form of additional investment principal, often referred to as payment-in-kind (“PIK”) interest. PIK interest is included in interest income and interest receivable through the payment date. The PIK interest rate represents the coupon rate at payment date when PIK interest is received. On the payment date, interest receivable is capitalized as additional investment principal in the investment. To the extent the Company does not believe it will be able to collect PIK interest, the investment will be placed on non-accrual status, and previously recorded PIK interest income will be reversed.

CLO equity investments and fee rebates recognize investment income for U.S. GAAP purposes on the accrual basis utilizing an effective interest methodology based upon an effective yield to maturity utilizing projected cash flows. ASC Topic 325-40, Beneficial Interests in Securitized Financial Assets, requires investment income from CLO equity investments and fee rebates to be recognized under the effective interest method, with any difference between cash distributed and the amount calculated pursuant to the effective interest method being recorded as an adjustment to the cost basis of the investment. It is the Adviser’s policy to update the effective yield for each CLO equity position held within the Company’s portfolio at the initiation of each investment and each subsequent quarter thereafter.

LAFs recognize interest income according to the guidance noted in ASC Topic 325-40-35-1, Beneficial Interest in Securitized Financial Assets, which states that the holder of a beneficial interest in securitized financial assets

Eagle Point Credit Company Inc. & Subsidiaries

Notes to Consolidated Financial Statements

June 30, 2023

(Unaudited)

shall determine interest income over the life of the beneficial interest in accordance with the effective yield method, provided such amounts are expected to be collected. FASB ASC 325-40-20 further defines “beneficial interests,” among other things, as “rights to receive all or portions of specified cash inflows received by a trust or other entity.” FASB ASC 325-40-15-7 also states that for income recognition purposes, beneficial interests in securitized financial assets (such as those in LAFs) are within the scope of ASC 325-40 because it is customary for certain industries, such as investment companies, to report interest income as a separate item in their income statements even though the investments are accounted for at fair value. The amount of interest income from loan accumulation facilities recorded for the six months ended June 30, 2023 was $2.1 million.

Other Income

Other income includes the Company’s share of income under the terms of fee rebate agreements.

Interest Expense

Interest expense includes the Company’s distributions associated with its 6.50% Series C Term Preferred Stock and interest paid associated with its Unsecured Notes.

Interest expense also includes the Company’s amortization of original issue premiums associated with its Series C Term Preferred Stock.

The following table summarizes the components of interest expense for the six months ended June 30, 2023:

	Series C Term Preferred Stock	Series 2028 Notes	Series 2029 Notes	Series 2031 Notes	Total
Distributions declared and paid	$1,765,204	$1,084,170	$2,506,094	$1,513,687	$6,869,155

Amortization of issuance premium	(52,794)	-	-	-	(52,794)

Total interest expense	$1,712,410	$1,084,170	$2,506,094	$1,513,687	$6,816,361

The Company’s Series C Term Preferred Stock and Unsecured Notes had no interest payable outstanding as of June 30, 2023.

See Note 6 “Preferred Stock” and Note 7 “Unsecured Notes” for further discussion relating to preferred stock issuances and Unsecured Notes issuances, respectively.

Original Issue Premiums

Original issue premiums on liabilities consist of premiums received in connection with the issuance of the Series C Term Preferred Stock as part of the Company’s ATM program, consistent with FASB ASC Topic 835-30-35-2. The original issue premiums are capitalized at the time of issuance and amortized using the effective interest method over the term of the Series C Term Preferred Stock. Amortization of original issue premium is reflected as a contra expense within interest expense in the Consolidated Statement of Operations.

Repurchase of Debt Securities

The Company records any gains from the repurchase of the Company’s debt at a discount through open market transactions and subsequent retirement as a realized gain in the Consolidated Statement of Operations.

Securities Transactions

The Company records the purchase and sale of securities on trade date. Realized gains and losses on investments sold are recorded on the basis of the specific identification method.

In certain circumstances where the Adviser determines it is unlikely to fully amortize a CLO equity or CLO debt

Eagle Point Credit Company Inc. & Subsidiaries

Notes to Consolidated Financial Statements

June 30, 2023

(Unaudited)

investment’s remaining amortized cost, such remaining cost is written-down to its current fair value and recognized as a realized loss in the Consolidated Statement of Operations.

Cash and Cash Equivalents

The Company has defined cash and cash equivalents as cash and short-term, highly liquid investments with original maturities of three months or less from the date of purchase. The Company maintains its cash in bank accounts, which, at times, may exceed federal insured limits. The Adviser monitors the performance of the financial institution where the accounts are held in order to manage any risk associated with such accounts.

As of June 30, 2023, the Company held cash in a Computershare Corporate Trust interest earning cash deposit account with a balance of $40.7 million. This account is classified as Level I in the fair value hierarchy.

Foreign Currency

The Company does not isolate the portion of its results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market price of such investments. Such fluctuations are included with the net change in unrealized appreciation (depreciation) on investments, foreign currency and cash equivalents. Reported net realized foreign exchange gains or losses may arise from sales of foreign currency, currency gains or losses realized between trade and settlement dates on investment transactions, and the difference between the amounts of dividends and interest income recorded on the Company’s books and the U.S. dollar equivalent of the amounts actually received.

Expense Recognition

Expenses are recorded on the accrual basis of accounting.

Prepaid Expenses

Prepaid expenses consist primarily of insurance premiums, filing fees, shelf registration expenses and ATM program expenses. Insurance premiums are amortized over the term of the current policy. Prepaid shelf registration expenses and ATM program expenses represent fees and expenses incurred in connection with the initial registration of the Company’s current shelf registration and ATM program. Such costs are allocated pro-rata based on the amount issued relative to the total respective offering amount to paid-in-capital or expense depending on the security being issued pursuant to the shelf registration and ATM program. Any subsequent costs incurred to maintain the Company’s ATM program are expensed as incurred.

Any unallocated prepaid expense balance associated with the shelf registration and the ATM program are accelerated into expense at the earlier of the end of the program period or at the effective date of a new shelf registration or ATM program.

Offering Expenses

Offering expenses associated with the issuance and sale of shares of common stock, inclusive of expenses incurred associated with offerings under the ATM program, are charged to paid-in capital at the time the shares are sold in accordance with guidance noted in FASB ASC Topic 946-20-25-5, Investment Companies – Investment Company Activities – Recognition, during the period incurred.

Federal and Other Taxes

The Company intends to continue to operate so as to qualify to be taxed as a RIC under subchapter M of the Code and, as such, to not be subject to federal income tax on the portion of its taxable income and gains distributed to stockholders. To qualify for RIC tax treatment, among other requirements, the Company is required to distribute at least 90% of its investment company taxable income, as defined by the Code.

Because U.S. federal income tax regulations differ from U.S. GAAP, distributions in accordance with tax regulations may differ from net investment income and realized gains recognized for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the consolidated financial statements to reflect their tax character. Temporary differences arise when certain items of

Eagle Point Credit Company Inc. & Subsidiaries

Notes to Consolidated Financial Statements

June 30, 2023

(Unaudited)

income, expense, gain or loss are recognized at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for federal income tax purposes. The tax basis components of distributable earnings may differ from the amounts reflected in the Consolidated Statement of Assets and Liabilities due to temporary book/tax differences arising primarily from partnerships and passive foreign investment company investments.

As of June 30, 2023, the federal income tax cost and net unrealized depreciation on securities were as follows:

Cost for federal income tax purposes	$957,690,330

Gross unrealized appreciation	$10,841,286
Gross unrealized depreciation	(258,352,942)
Net unrealized depreciation	$(247,511,656)

For the six months ended June 30, 2023, the Company incurred $50,050 in Delaware franchise tax expense.

Distributions

The composition of distributions paid to common stockholders from net investment income and capital gains are determined in accordance with U.S. federal income tax regulations, which differ from U.S. GAAP. Distributions to common stockholders can be comprised of net investment income, net realized capital gains and return of capital for U.S. federal income tax purposes and are intended to be paid monthly. Distributions payable to common stockholders are recorded as a liability on ex-dividend date. Unless a common stockholder opts out of the Company’s dividend reinvestment plan (the “DRIP”), distributions are automatically reinvested in full shares of the Company as of the payment date, pursuant to the DRIP. The Company’s common stockholders who opt-out of participation in the DRIP (including those common stockholders whose shares are held through a broker who has opted out of participation in the DRIP) generally will receive all distributions in cash.

In addition to the regular monthly distributions, and subject to available taxable earnings of the Company, the Company may make periodic special and/or supplemental distributions representing the excess of the Company’s net taxable income over the Company’s aggregate monthly distributions paid during the year (or for other purposes).

The characterization of distributions paid to common stockholders, as set forth in the Consolidated Financial Highlights, reflect estimates made by the Company for federal income tax purposes. Such estimates are subject to change once the final determination of the source of all distributions has been made by the Company.

For the six months ended June 30, 2023, the Company paid distributions on common stock with record dates during 2023 of $52.5 million or $0.90 per share. In addition, on January 24, 2023, the Company paid a special distribution on common stock to stockholders of record on December 23, 2022 of $27.4 million or $0.50 per share.

For the six months ended June 30, 2023, the Company declared and paid dividends on the Series C Term Preferred Stock of $1.8 million or approximately $0.81 per share of the Series C Term Preferred Stock.

For the six months ended June 30, 2023, the Company declared and paid dividends on the Series D Preferred Stock of $0.9 million or approximately $0.84 per share of the Series D Preferred Stock.

Eagle Point Credit Company Inc. & Subsidiaries

Notes to Consolidated Financial Statements

June 30, 2023

(Unaudited)

3.	INVESTMENTS

Fair Value Measurement

The following tables summarize the valuation of the Company’s investments measured and reported at fair value under the fair value hierarchy levels described in Note 2 “Summary of Significant Accounting Policies” as of June 30, 2023:

Fair Value Measurement (in millions)
	Level I	Level II	Level III	Investments measured at net asset value	Total
Assets at Fair Value
Cash Equivalents	$40.7	$-	$-	$-	$40.7

Investments at Fair Value
CLO Debt	$-	$71.0	$-	$-	$71.0
CLO Equity	-	-	565.3	-	565.3
Loan Accumulation Facilities	-	-	36.8	-	36.8
Asset Backed Securities	-	-	29.6	-	29.6
Bank Debt Term Loan	-	0.3	-	-	0.3
Common Stock	-	0.1	-	1.4	1.5
Corporate Bonds	-	2.3	-	3.3	5.6
Warrants	-	0.2	-	-	0.2
Total Investments at Fair Value (1)	$-	$73.8	$631.7	$4.7	$710.2
Total Assets at Fair Value (1)	$40.7	$73.8	$631.7	$4.7	$750.9

Liabilities at Fair Value
Series 2028 Notes	$31.2	$-	$-	$-	$31.2
Series 2029 Notes	81.6	-	-	-	81.6
Series 2031 Notes	41.4	-	-	-	41.4
Series C Term Preferred Stock	46.8	-	-	-	46.8
Total Liabilities at Fair Value (1)	$200.9	$-	$-	$-	$200.9

(1) Amounts may not foot due to rounding.

Eagle Point Credit Company Inc. & Subsidiaries

Notes to Consolidated Financial Statements

June 30, 2023

(Unaudited)

The changes in investments classified as Level III are as follows for the six months ended June 30, 2023:

Change in Investments Classified as Level III (in millions)

	CLO Equity		Loan Accumulation Facilities		Asset Backed Securities	Total
Balance as of January 1, 2023	$551.1		$25.8		$29.5	$606.4

Purchases of investments	65.9	(1)	13.8		-	79.7

Proceeds from sales or maturity of investments	(39.4	)(2)	(2.9	)(1)	-	(42.3)

Net realized gains (losses) and net change in unrealized appreciation (depreciation)	(12.3)		0.1		0.1	(12.1)

Balance as of June 30, 2023 (3) (4)	$565.3		$36.8		$29.6	$631.7

Change in unrealized appreciation (depreciation) on investments still held as of June 30, 2023	$(1.4)		$-		$0.2	$(1.2)

(1)   Includes $2.9 million of proceeds from sales or maturity of investments in loan accumulation facilities transferred to purchases of investments in CLO equity.

(2)    Includes $29.9 million of return of capital on CLO equity investments from recurring cash flows and distributions from called deals.

(3)   There were no transfers into or out of level III investments during the period.

(4)   Amounts may not foot due to rounding.

The net realized gains (losses) recorded for Level III investments are reported in the net realized gain (loss) on investments, foreign currency and cash equivalents balance in the Consolidated Statement of Operations. Net changes in unrealized appreciation (depreciation) are reported in the net change in unrealized appreciation (depreciation) on investments, foreign currency and cash equivalents balance in the Consolidated Statement of Operations.

Valuation of CLO Equity

The Adviser utilizes the output of a third-party financial model to estimate the fair value of CLO equity investments. The model contains detailed information on the characteristics of each CLO, including recent information about assets and liabilities from data sources such as trustee reports, and is used to project future cash flows to the CLO note tranches, as well as management fees.

Valuation of Asset Backed Securities

ABS held by the Company are generally valued using the mid-point of a non-binding indicative broker quotation as of the reporting date. The Adviser categorizes ABS held by the Company as Level III investments as an active market does not exist as of the reporting date and the broker quotations utilized in the valuation are considered to be an unobservable input.

The following table summarizes the quantitative inputs and assumptions used for investments categorized as Level III of the fair value hierarchy as of June 30, 2023. In addition to the techniques and inputs noted in the table below, the Adviser may use other valuation techniques and methodologies when determining the fair value measurements of the Company’s investments, as provided for in the Adviser’s valuation policy approved by the Board. The table below is not intended to be all-inclusive, but rather provides information on the significant Level III inputs as they relate to the Company’s fair value measurements as of June 30, 2023. Unobservable inputs and assumptions are periodically reviewed and updated as necessary to reflect current market conditions.

Eagle Point Credit Company Inc. & Subsidiaries

Notes to Consolidated Financial Statements

June 30, 2023

(Unaudited)

	Quantitative Information about Level III Fair Value Measurements

Assets	Fair Value as of June 30, 2023	Valuation Techniques/Methodologies	Unobservable Inputs	Range / Weighted Average(1)
	(in millions)
CLO Equity	$560.1	Discounted Cash Flows	Annual Default Rate (2)	0.00% - 9.18%
			Annual Prepayment Rate (2) (3)	20% - 25%
			Reinvestment Spread	3.27% - 5.29% / 3.66%
			Reinvestment Price (2)	98.00% - 99.50%
			Recovery Rate	66.91% - 70.00% / 69.44%
			Expected Yield	3.84% - 91.92% / 27.46%

Asset Backed Securities	29.6	Indicative Broker Quotation	Broker Quotation	98.90% - 100.75% / 99.83%

Total Fair Value of Level III Investments (4)	$589.7

(1) Weighted average calculations are based on the fair value of investments.

(2) A weighted average is not presented as the input in the discounted cash flow model varies over the life of an investment.

(3) 0% is assumed for defaulted and non-performing assets.

(4) Amounts may not foot due to rounding.

Increases (decreases) in the annual default rate, reinvestment price and expected yield in isolation would result in a lower (higher) fair value measurement. Increases (decreases) in the reinvestment spread and recovery rate in isolation would result in a higher (lower) fair value measurement. Changes in the annual prepayment rate may result in a higher (lower) fair value, depending on the circumstances. Generally, a change in the assumption used for the annual default rate may be accompanied by a directionally opposite change in the assumption used for the annual prepayment rate and recovery rate.

The Adviser categorizes CLO equity as Level III investments. Certain pricing inputs may be unobservable. An active market may exist, but not necessarily for CLO equity investments the Company holds as of the reporting date.

Certain of the Company’s Level III investments have been valued using unadjusted inputs that have not been internally developed by the Adviser, including third-party transactions and data reported by trustees. As a result, fair value assets of $36.8 million have been excluded from the preceding table. Additionally, the preceding table excludes $5.2 million of fair value pertaining to called CLO equity that has not yet been fully paid down and CLO equity with expected yields below 0% and over 100%.

Valuation of CLO Debt

The Company’s investments in CLO debt have been valued using an independent pricing service. The valuation methodology of the independent pricing service includes incorporating data comprised of observable market transactions, executable bids, broker quotes from dealers with two sided markets, as well as transaction activity from comparable securities to those being valued. As the independent pricing service contemplates real time market data and no unobservable inputs or significant judgment has been used by the Adviser in the valuation of the Company’s investment in CLO debt, such positions are considered Level II assets.

Valuation of Bank Debt Term Loans, Common Stock, Corporate Bonds and Warrants

Bank debt term loans, common stock, corporate bonds and warrants held by the Company are generally valued using the mid-point of an indicative broker quotation as of the reporting date. The Adviser categorizes bank debt term loans, common stock, corporate bonds and warrants held by the Company as Level II investments as an active market exists as of the reporting date.

Eagle Point Credit Company Inc. & Subsidiaries

Notes to Consolidated Financial Statements

June 30, 2023

(Unaudited)

Valuation of Loan Accumulation Facilities

The Adviser determines the fair value of LAFs in accordance with FASB ASC Topic 820, Fair Value Measurements and Disclosures, utilizing the income approach as noted in ASC 820-10-55-3F (the “Income Approach”), in which fair value measurement reflects current market expectations about the receipt of future amounts (i.e. exit price). LAFs are typically short- to medium-term in nature and formed to acquire loans on an interim basis that are expected to form part of a specific CLO transaction. Pursuant to LAF governing documents, loans acquired by the LAF are typically required to be transferred to the contemplated CLO transaction at original cost plus accrued interest. In such situations, because the LAF will receive its full cost basis in the underlying loan assets and the accrued interest thereon upon the consummation of the CLO transaction, the Adviser determines the fair value of the LAF as follows: (A) the cost of the Company’s investment (i.e., the principal amount invested), and (B) to the extent the LAF has realized gains (losses) on its underlying loan assets which are reported by the Trustee during the applicable reporting period, its attributable portion of such realized gains (losses).

In certain circumstances, the LAF documents can contemplate transferring the underlying loans at a price other than original cost plus accrued interest or the Adviser may determine that, despite the initial expectation that a CLO transaction would result from a LAF, such a transaction is in fact unlikely to occur and, accordingly, it is unlikely the loans held by the LAF will be transferred at cost. Rather, the loans held by the LAF will most likely be sold at market value. In such situations, the Adviser will continue to fair value the LAF consistent with the Income Approach, but modify the fair value measurement to reflect the change in exit strategy of the LAF to incorporate market expectations of the receipt of future amounts (i.e. exit price). As such, the fair value of the LAF is most appropriately determined by reference to the market value of the LAF’s underlying loans, which is reflective of the price at which the LAF could sell its loan assets in an orderly transaction between market participants. As such, in these situations, the Adviser will continue utilizing the Income Approach and determine the fair value of the LAF as follows: (A) the cost of the Company’s investment (i.e., the principal amount invested), (B) the Company’s attributable portion of the unrealized gain (loss) on the LAF’s underlying loan assets, and (C) to the extent the LAF has realized gains (losses) on its underlying loan assets which are reported by the Trustee during the applicable reporting period, its attributable portion of such realized gains (losses). The Adviser’s measure of the Company’s attributable portion of the unrealized gain (loss) on the LAF’s underlying loan assets takes into account the Adviser’s current market expectations of the receipt of future amounts on such assets, which may be impacted by various factors including any applicable change in market conditions or new information.

The Adviser categorizes LAFs as Level III investments. There is no active market and prices are unobservable.

Valuation of Joint Venture Investments

JV investments consist of common stock and senior unsecured notes in an unconsolidated entity that invests directly or indirectly in certain corporate debt obligations and other opportunistic, credit-oriented investments consistent with the Company’s investment objectives and strategies. The Company values the JV using NAV as a practical expedient, unless it is probable that the Company will sell a portion of the investment at an amount different than the NAV of the investment.

Valuation of Series 2028 Notes, Series 2029 Notes, Series 2031 Notes and Series C Term Preferred Stock

The Series 2028 Notes, Series 2029 Notes, Series 2031 Notes and Series C Term Preferred Stock are considered Level I securities and are valued at their official closing price, taken from the NYSE.

Investment Risk Factors and Concentration of Investments

The following list is not intended to be a comprehensive list of all of the potential risks associated with the Company. The Company’s prospectus provides a detailed discussion of the Company’s risks and considerations. The risks described in the prospectus are not the only risks the Company faces. Additional risks and uncertainties not currently known to the Company or that are currently deemed to be immaterial also may materially and adversely affect its business, financial condition and/or operating results.

Eagle Point Credit Company Inc. & Subsidiaries

Notes to Consolidated Financial Statements

June 30, 2023

(Unaudited)

Risks of Investing in CLOs and Other Structured Debt Securities

CLOs and other structured finance securities are generally backed by a pool of credit-related assets that serve as collateral. Accordingly, CLO and structured finance securities present risks similar to those of other types of credit investments, including default (credit), interest rate and prepayment risks. In addition, CLOs and other structured finance securities are often governed by a complex series of legal documents and contracts, which increases the risk of dispute over the interpretation and enforceability of such documents relative to other types of investments.

Subordinated Securities Risk

CLO equity and junior debt securities that the Company may acquire are subordinated to more senior tranches of CLO debt. CLO equity and junior debt securities are subject to increased risks of default relative to the holders of superior priority interests in the same CLO. In addition, at the time of issuance, CLO equity securities are under-collateralized in that the face amount of the CLO debt and CLO equity of a CLO at inception exceed its total assets. The Company will typically be in a subordinated or first loss position with respect to realized losses on the underlying assets held by the CLOs in which the Company is invested.

High Yield Investment Risk

The CLO equity and junior debt securities that the Company acquires are typically rated below investment grade, or in the case of CLO equity securities unrated, and are therefore considered “higher yield” or “junk” securities and are considered speculative with respect to timely payment of interest and repayment of principal. The senior secured loans and other credit-related assets underlying CLOs are also typically higher yield investments. Investing in CLO equity and junior debt securities and other high yield investments involves greater credit and liquidity risk than investment grade obligations, which may adversely impact the Company’s performance.

Leverage Risk

The use of leverage, whether directly or indirectly through investments such as CLO equity or junior debt securities that inherently involve leverage, may magnify the Company’s risk of loss. CLO equity or junior debt securities are very highly leveraged (with CLO equity securities typically being leveraged ten times), and therefore the CLO securities in which the Company invests are subject to a higher degree of loss since the use of leverage magnifies losses.

Credit Risk

If (1) a CLO in which the Company invests, (2) an underlying asset of any such CLO or (3) any other type of credit investment in the Company’s portfolio declines in price or fails to pay interest or principal when due because the issuer or debtor, as the case may be, experiences a decline in its financial status, the Company’s income, NAV and/or market price would be adversely impacted.

Key Personnel Risk

The Company is dependent upon the key personnel of the Adviser for its future success.

Conflicts of Interest Risk

The Company’s executive officers and directors, and the Adviser and certain of its affiliates and their officers and employees, including the Senior Investment Team, have several conflicts of interest as a result of the other activities in which they engage.

Prepayment Risk

The assets underlying the CLO securities in which the Company invests are subject to prepayment by the underlying corporate borrowers. As such, the CLO securities and related investments in which the Company invests are subject to prepayment risk. If the Company or a CLO collateral manager are unable to reinvest prepaid amounts in a new investment with an expected rate of return at least equal to that of the investment repaid, the Company’s investment performance will be adversely impacted.

Eagle Point Credit Company Inc. & Subsidiaries

Notes to Consolidated Financial Statements

June 30, 2023

(Unaudited)

LIBOR Risk

The London Interbank Offered Rate (“LIBOR”) is no longer published by its administrator as of June 30, 2023. LIBOR and other inter-bank lending rates and indices have been the subject of ongoing national and international regulatory reform due to concerns around their susceptibility to manipulation. Most, but not all, LIBOR settings have transitioned to alternative near risk-free rates, including Secured Overnight Financing Rate (SOFR, which is intended to replace U.S. dollar LIBOR and measures the cost of overnight borrowings through repurchase agreement transactions collateralized with U.S. Treasury securities) and the Sterling Overnight Index Average Rate (SONIA, which is intended to replace pound sterling LIBOR and measures the overnight interest rate paid by banks for unsecured transactions in the sterling market). Although LIBOR has ceased to be published, certain CLO securities in which the Company may invest continue to earn interest at (or, from the perspective of the Company as CLO equity investor, obtain financing at) a floating rate based on a synthetically calculated LIBOR.

Furthermore, certain senior secured loans that constitute the collateral of the CLOs in which the Company invests may continue to pay interest at a floating rate based on LIBOR (or a “synthetic” calculation of LIBOR which is currently expected to continue to be published until September 30, 2024) or may convert to a fixed rate of interest. To the extent that any LIBOR replacement rate utilized for senior secured loans differs from that utilized for debt of a CLO that holds those loans, for the duration of such mismatch, the CLO would experience an interest rate mismatch between its assets and liabilities, which could have an adverse impact on the cash flows distributed to CLO equity investors (and, therefore, the Company’s net investment income and portfolio returns) until such mismatch is corrected or minimized.

Certain underlying loans held by CLOs do not include a “fall back” provision that addresses how interest rates will be determined once LIBOR stops being published, or otherwise leave certain aspects of the replacement rate to be negotiated between the loan issuer and the lender group. For example, certain loans held by CLOs in which the Company invests provide for a negotiated “credit spread adjustment” (i.e., a marginal increase in the applicable replacement rate to compensate lenders for the tendency of SOFR and other alternative rates to price lower than LIBOR). If a CLO’s collateral manager and other members of the lending group agree to (or fail to reject) an amendment to an underlying loan that provides for a below-market spread adjustment, then the equity investors in such CLO (such as the Company) would be disadvantaged if the debt securities issued by the CLO have a larger spread adjustment. While LIBOR has ceased to be published, the replacement rate used for such underlying loans may not be known until the interest rate is reset for the next accrual period.

Given the foregoing, the impact of LIBOR transition on the Company’s net investment income and overall portfolio returns remains uncertain.

Liquidity Risk

Generally, there is no public market for the CLO investments in which the Company invests. As such, the Company may not be able to sell such investments quickly, or at all. If the Company is able to sell such investments, the prices the Company receives may not reflect the Adviser’s assessment of their fair value or the amount paid for such investments by the Company.

Incentive Fee Risk

The Company’s incentive fee structure and the formula for calculating the fee payable to the Adviser may incentivize the Adviser to pursue speculative investments and use leverage in a manner that adversely impacts the Company’s performance.

Fair Valuation of The Company’s Portfolio Investments

Generally, there is no public market for the CLO investments in which the Company invests. The Adviser values these securities at least quarterly, or more frequently as may be required from time to time, at fair value. The Adviser’s determinations of the fair value of the Company’s investments have a material impact on the Company’s net earnings through the recording of unrealized appreciation or depreciation of investments and may cause the Company’s NAV on a given date to understate or overstate, possibly materially, the value that the Company ultimately realizes on one or more of the Company’s investments.

Eagle Point Credit Company Inc. & Subsidiaries

Notes to Consolidated Financial Statements

June 30, 2023

(Unaudited)

Limited Investment Opportunities Risk

The market for CLO securities is more limited than the market for other credit related investments. The Company can offer no assurances that sufficient investment opportunities for the Company’s capital will be available.

Non-Diversification Risk

The Company is a non-diversified investment company under the 1940 Act and expect to hold a narrower range of investments than a diversified fund under the 1940 Act.

Market Risk

Political, regulatory, economic and social developments, and developments that impact specific economic sectors, industries or segments of the market, can affect the value of the Company’s investments. A disruption or downturn in the capital markets and the credit markets could impair the Company’s ability to raise capital, reduce the availability of suitable investment opportunities for the Company, or adversely and materially affect the value of the Company’s investments, any of which would negatively affect the Company’s business. These risks may be magnified if certain events or developments adversely interrupt the global supply chain, and could affect companies worldwide.

Loan Accumulation Facilities Risk

The Company may invest in LAFs, which are short to medium term facilities often provided by the bank that will serve as placement agent or arranger on a CLO transaction and which acquire loans on an interim basis which are expected to form part of the portfolio of a future CLO. Investments in LAFs have risks similar to those applicable to investments in CLOs. Leverage is typically utilized in such a facility and as such the potential risk of loss will be increased for such facilities employing leverage. In the event a planned CLO is not consummated, or the loans are not eligible for purchase by the CLO, the Company may be responsible for either holding or disposing of the loans. This could expose the Company to credit and/or mark-to-market losses, and other risks.

Synthetic Investments Risk

The Company may invest in synthetic investments, such as significant risk transfer securities and credit risk transfer securities issued by banks or other financial institutions, or acquire interests in lease agreements that have the general characteristics of loans and are treated as loans for withholding tax purposes. In addition to the credit risks associated with the applicable reference assets, the Company will usually have a contractual relationship only with the counterparty of such synthetic investment, and not with the reference obligor of the reference asset. Accordingly, the Company generally will have no right to directly enforce compliance by the reference obligor with the terms of the reference asset nor will it have any rights of setoff against the reference obligor or rights with respect to the reference asset. The Company will not directly benefit from the collateral supporting the reference asset and will not have the benefit of the remedies that would normally be available to a holder of such reference asset. In addition, in the event of the insolvency of the counterparty, the Company may be treated as a general creditor of such counterparty, and will not have any claim with respect to the reference asset.

Currency Risk

Although the Company primarily makes investments denominated in U.S. dollars, the Company may make investments denominated in other currencies. The Company’s investments denominated in currencies other than U.S. dollars will be subject to the risk that the value of such currency will decrease in relation to the U.S. dollar. The Company may or may not hedge currency risk.

Hedging Risk

Hedging transactions seeking to reduce risks may result in poorer overall performance than if the Company had not engaged in such hedging transactions. Additionally, such transactions may not fully hedge the Company’s risks.

Reinvestment Risk

CLOs will typically generate cash from asset repayments and sales that may be reinvested in substitute assets, subject to compliance with applicable investment tests. If the CLO collateral manager causes the CLO to purchase

Eagle Point Credit Company Inc. & Subsidiaries

Notes to Consolidated Financial Statements

June 30, 2023

(Unaudited)

substitute assets at a lower yield than those initially acquired or sale proceeds are maintained temporarily in cash, it would reduce the excess interest-related cash flow, thereby having a negative effect on the fair value of the Company’s assets and the market value of the Company’s securities. In addition, the reinvestment period for a CLO may terminate early, which would cause the holders of the CLO’s securities to receive principal payments earlier than anticipated. There can be no assurance that the Company will be able to reinvest such amounts in an alternative investment that provides a comparable return relative to the credit risk assumed.

Interest Rate Risk

The price of certain of the Company’s investments may be significantly affected by changes in interest rates, including recent increases in interest rates.

Refinancing Risk

If the Company incurs debt financing and subsequently refinance such debt, the replacement debt may be at a higher cost and on less favorable terms and conditions. If the Company fails to extend, refinance or replace such debt financings prior to their maturity on commercially reasonable terms, the Company’s liquidity will be lower than it would have been with the benefit of such financings, which would limit the Company’s ability to grow, and holders of the Company’s common stock would not benefit from the potential for increased returns on equity that incurring leverage creates.

Tax Risk

If the Company fails to qualify for tax treatment as a RIC under Subchapter M of the Code for any reason, or otherwise becomes subject to corporate income tax, the resulting corporate taxes (and any related penalties) could substantially reduce the Company’s net assets, the amount of income available for distributions to the Company’s stockholders, and the amount of income available for payment of the Company’s other liabilities.

Derivatives Risk

Derivative instruments in which the Company may invest may be volatile and involve various risks different from, and in certain cases greater than, the risks presented by other instruments. The primary risks related to derivative transactions include counterparty, correlation, liquidity, leverage, volatility, over-the-counter trading, operational and legal risks. In addition, a small investment in derivatives could have a large potential impact on the Company’s performance, effecting a form of investment leverage on the Company’s portfolio. In certain types of derivative transactions, the Company could lose the entire amount of the Company’s investment; in other types of derivative transactions the potential loss is theoretically unlimited.

Counterparty Risk

The Company may be exposed to counterparty risk, which could make it difficult for the Company or the CLOs in which the Company invests to collect on obligations, thereby resulting in potentially significant losses.

Global Economy Risk

Global economies and financial markets are highly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market.

Price Risk

Investors who buy shares at different times will likely pay different prices.

Russia Risk

Russia’s military incursion into Ukraine, the response of the United States and other countries, and the potential for wider conflict, has increased volatility and uncertainty in the financial markets and may adversely affect the Company.

Banking Risk

The possibility of future bank failures poses risks of reduced financial market liquidity at clearing, cash management and other custodial financial institutions. The failure of banks which hold cash on behalf of the

Eagle Point Credit Company Inc. & Subsidiaries

Notes to Consolidated Financial Statements

June 30, 2023

(Unaudited)

Company, the Company's underlying obligors, the collateral managers of the CLOs in which the Company invests, or the Company’s service providers could adversely affect the Company’s ability to pursue its investment strategies and objectives. For example, if an underlying obligor has a commercial relationship with a bank that has failed or is otherwise distressed, such company may experience delays or other disruptions in meeting its obligations and consummating business transactions. Additionally, if a collateral manager has a commercial relationship with a distressed bank, the manager may experience issues conducting its operations or consummating transactions on behalf of the CLOs it manages, which could negatively affect the performance of such CLOs (and, therefore, the performance of the Company).

4.	RELATED PARTY TRANSACTIONS

Investment Adviser

On June 6, 2014, the Company entered into an investment advisory agreement with the Adviser, which was amended and restated on May 16, 2017 (the “Advisory Agreement”). Pursuant to the terms of the Advisory Agreement, the Company pays the Adviser a management fee and an incentive fee for its services.

The management fee is calculated and payable quarterly, in arrears, at an annual rate equal to 1.75% of the Company’s “total equity base.” “Total equity base” means the net asset value attributable to the common stock and the paid-in, or stated, capital of the Preferred Stock. The management fee is calculated based on the “total equity base” at the end of the most recently completed calendar quarter end, and, with respect to any common stock or preferred stock issued or repurchased during such quarter, is adjusted to reflect the number of days during such quarter that such common stock and/or preferred stock, if any, was outstanding. The management fee for any partial quarter is pro-rated (based on the number of days actually elapsed at the end of such partial quarter relative to the total number of days in such calendar quarter). The Company was charged management fees of $5.3 million for the six months ended June 30, 2023, and has a payable balance of $2.6 million as of June 30, 2023.

The incentive fee is calculated and payable quarterly, in arrears, based on the pre-incentive fee net investment income (the “PNII”) of the Company for the immediately preceding calendar quarter. For this purpose, PNII means interest income, dividend income and any other income (including any other fees, such as commitment, origination, structuring, diligence and consulting fees or other fees the Company receives from an investment) accrued during the calendar quarter, minus the Company’s operating expenses for the quarter (including the base management fee, expenses payable under the Administration Agreement (as defined below) and any interest expense and distributions paid on any issued and outstanding preferred stock or debt, but excluding the incentive fee). PNII includes, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments with payment in-kind interest and zero coupon securities), accrued income that the Company has not yet received in cash. PNII does not include any realized or unrealized capital gains or realized or unrealized capital losses. The portion of incentive fee that is attributable to deferred interest (such as payment-in-kind interest or original issue discount) will be paid to the Adviser, without interest, only if and to the extent the Company actually receives such deferred interest in cash, and any accrual thereof will be reversed if and to the extent such interest is reversed in connection with any write-off or similar treatment of the investment giving rise to any deferred interest accrual.

PNII, expressed as a rate of return on the value of the Company’s net assets at the end of the immediately preceding calendar quarter, is compared to a hurdle rate of 2.00% per quarter. The Company pays the Adviser an incentive fee with respect to the Company’s PNII in each calendar quarter as follows: (1) no incentive fee in any calendar quarter in which the Company’s PNII does not exceed the hurdle rate of 2.00%; (2) 100% of the Company’s PNII with respect to that portion of such PNII, if any, exceeding the hurdle rate but equal to or less than 2.50% in any calendar quarter; and (3) 20% of the amount of the Company’s PNII, if any, exceeding 2.50% in any calendar quarter. The Company incurred incentive fees of $9.7 million for the six months ended June 30, 2023, and has a payable balance of $6.3 million as of June 30, 2023.

Administrator

Effective June 6, 2014, the Company entered into an administration agreement (the “Administration Agreement”)

Eagle Point Credit Company Inc. & Subsidiaries

Notes to Consolidated Financial Statements

June 30, 2023

(Unaudited)

with the Administrator, an affiliate of the Adviser. Pursuant to the Administration Agreement, the Administrator performs, or arranges for the performance of, the Company’s required administrative services, which include being responsible for the financial records which the Company is required to maintain and preparing reports which are disseminated to the Company’s stockholders. In addition, the Administrator provides the Company with accounting services, assists the Company in determining and publishing its net asset value, oversees the preparation and filing of the Company’s tax returns, monitors the Company’s compliance with tax laws and regulations, and prepares and assists the Company with any audits by an independent public accounting firm of the consolidated financial statements. The Administrator is also responsible for printing and disseminating reports to the Company’s stockholders and maintaining the Company’s website, providing support to investor relations, generally overseeing the payment of the Company’s expenses and the performance of administrative and professional services rendered to the Company by others, and providing such other administrative services as the Company may from time to time designate.

Payments under the Administration Agreement are equal to an amount based upon the Company’s allocable portion of the Administrator’s overhead in performing its obligations under the Administration Agreement, including rent, the fees and expenses associated with performing compliance functions and the Company’s allocable portion of the compensation of the Company’s chief compliance officer, chief financial officer, chief operating officer and the Company’s allocable portion of the compensation of any related support staff.  The Company’s allocable portion of such compensation is based on an allocation of the time spent on the Company relative to other matters. To the extent the Administrator outsources any of its functions, the Company pays the fees on a direct basis, without profit to the Administrator. Certain accounting and other administrative services have been delegated by the Administrator to SS&C Technologies, Inc. (“SS&C”). The Administration Agreement may be terminated by the Company without penalty upon not less than sixty days’ written notice to the Administrator and by the Administrator upon not less than ninety days’ written notice to the Company. The Administration Agreement is approved by the Board, including by a majority of the Company’s independent directors, on an annual basis.

For the six months ended June 30, 2023, the Company was charged a total of $0.6 million in administration fees consisting of $0.4 million and $0.2 million, relating to services provided by the Administrator and SS&C, respectively, which are included in the Consolidated Statement of Operations and, of which $0.2 million was payable as of June 30, 2023.

Affiliated Ownership

As of June 30, 2023, the Adviser and senior investment team held an aggregate of 2.5% of the Company’s common stock and 0.1% of the Series C Term Preferred Stock. This represented 2.3% of the total outstanding voting stock of the Company as of June 30, 2023. Additionally, the senior investment team held an aggregate of 0.4% of the Series 2028 Notes, respectively, as of June 30, 2023.

Exemptive Relief

On March 17, 2015, the SEC issued an order granting the Company exemptive relief to co-invest in certain negotiated investments with affiliated investment funds managed by the Adviser, subject to certain conditions.

Due to Affiliates

Due to affiliates reported in the Consolidated Statement of Assets and Liabilities represents amounts payable to the Adviser for expenses paid on behalf of the Company.

5.	COMMON STOCK

As of December 31, 2022, there were 100,000,000 shares of common stock authorized, of which 55,045,981 shares were issued and outstanding.

Pursuant to a prospectus supplement filed with the SEC on December 20, 2021, the Company launched an ATM offering to sell up to $125.0 million aggregate amount of its common stock. Pursuant to a prospectus supplement

Eagle Point Credit Company Inc. & Subsidiaries

Notes to Consolidated Financial Statements

June 30, 2023

(Unaudited)

filed with the SEC on June 10, 2022, the Company updated the ATM offering to allow the Company to sell up to $225 million aggregate amount of its common stock (exclusive of any shares of common stock previously sold under the offering).

On June 8, 2023, the Company filed a new shelf registration with 100,000,000 shares of common stock authorized, of which 61,430,816 shares were issued and outstanding at the time of filing. As a result of the new registration, $4,368 in remaining prepaid expense balance associated with the previous shelf registration was accelerated into expense and reflected in professional fees in the Consolidated Statement of Operations.

Pursuant to a prospectus supplement filed with the SEC on June 12, 2023, the Company launched a new ATM offering to sell up to $225 million aggregate amount of its common stock. As a result of the new ATM offering, $9,452 in remaining prepaid expense balance associated with the previous ATM program was accelerated into expense and reflected in professional fees in the Consolidated Statement of Operations.

For the six months ended June 30, 2023, the Company sold 6,893,111 shares of its common stock, pursuant to the ATM offerings for total net proceeds to the Company of $70.9 million. In connection with such sales, the Company paid a total of $1.4 million in sales agent commissions.

For the six months ended June 30, 2023, 892,386 shares of common stock were issued in connection with the DRIP for total net proceeds to the Company of $9.1 million.

As of June 30, 2023, there were 100,000,000 shares of common stock authorized, of which 62,831,478 shares were issued and outstanding.

6.	PREFERRED STOCK

As of June 30, 2023, there were 20,000,000 shares of preferred stock authorized, par value $0.001 per share, of which 2,172,553 shares of Series C Term Preferred Stock were issued and outstanding and 1,093,245 shares of Series D Preferred Stock were issued and outstanding.

Except where otherwise stated in the 1940 Act or the Company’s certificate of incorporation, each holder of Preferred Stock will be entitled to one vote for each share of preferred stock held on each matter submitted to a vote of the Company’s stockholders. The Company’s preferred stockholders and common stockholders will vote together as a single class on all matters submitted to the Company’s stockholders. Additionally, the Company’s preferred stockholders will have the right to elect two Preferred Directors at all times, while the Company’s preferred stockholders and common stockholders, voting together as a single class, will elect the remaining members of the Board.

Mandatorily Redeemable Preferred Stock

The Company has accounted for its Series C Term Preferred Stock as a liability under ASC 480 due to their mandatory redemption requirements.

The Company is required to redeem all outstanding shares of the Series C Term Preferred Stock on June 30, 2031, at a redemption price of $25 per share (the “Series C Liquidation Preference”), plus accrued but unpaid dividends, if any. At any time on or after June 16, 2024, the Company may, at its sole option, redeem the outstanding shares of the Series C Term Preferred Stock.

The Company has elected the FVO under ASC 825 for its Series C Term Preferred Stock. Accordingly, the Series C Term Preferred Stock is measured at fair value.

The estimated change in fair value of the Series C Term Preferred Stock attributable to market risk for the six months ended June 30, 2023 is ($0.2) million, which is recorded as unrealized (appreciation) depreciation on liabilities at fair value under the FVO on the Consolidated Statement of Operations.

Eagle Point Credit Company Inc. & Subsidiaries

Notes to Consolidated Financial Statements

June 30, 2023

(Unaudited)

The estimated change in fair value of the Series C Term Preferred Stock attributable to instrument-specific credit risk for the six months ended June 30, 2023 is ($2.2) million, which is recorded as unrealized (appreciation) depreciation on liabilities at fair value under the FVO on the Consolidated Statement of Comprehensive Income. The Company defines the change in fair value attributable to instrument-specific credit risk as the excess of the total change in fair value over the change in fair value attributable to changes in a base market rate, such as a United States treasury bond index with a similar maturity to the instrument being valued.

Preferred Stock

The Company has accounted for its Series D Preferred Stock as temporary equity under ASC 480.  Accordingly, the Series D Preferred Stock is reflected in the Consolidated Statement of Assets and Liabilities at its $25 per share liquidation preference (the “Series D Liquidation Preference”), net of deferred issuance costs. The deferred issuance costs will remain unamortized until it is probable the Series D Preferred Stock will be redeemed.

At any time on or after November 29, 2026, the Company may, at its sole option, redeem the outstanding shares of the Series D Preferred Stock at the Series D Liquidation Preference, plus accrued but unpaid dividends.

ATM Program

Pursuant to a prospectus supplement filed with the SEC on December 20, 2021, the Company launched an ATM offering to sell up to 1,900,000 shares of Series C Term Preferred Stock and 2,500,000 shares of Series D Preferred Stock with an aggregate liquidation preference of $47.5 million and $62.5 million, respectively.

Pursuant to a prospectus supplement filed with the SEC on June 10, 2022, the Company updated the ATM offering to allow the Company to sell up to 800,000 shares of Series C Term Preferred Stock and up to 200,000 shares of Series D Preferred Stock with an aggregate liquidation preference of $20.0 million and $5.0 million, respectively (in each case, exclusive of any shares of such preferred stock previously sold pursuant to the ATM offering).

Pursuant to a prospectus supplement filed with the SEC on June 12, 2023, the Company launched a new ATM offering to sell up to 800,000 shares of Series C Term Preferred Stock and up to 200,000 shares of Series D Preferred Stock with an aggregate liquidation preference of $20.0 million and $5.0 million, respectively.

For the six months ended June 30, 2023, the Company sold 2,308 shares of its Series D Preferred Stock, pursuant to the ATM offerings for total proceeds to the Company of $48,431. In connection with such sales, the Company paid a total of $989 in sales agent commissions.

See Note 8 “Asset Coverage” for further discussion on the Company’s calculation of asset coverage with respect to its Preferred Stock.

7.	UNSECURED NOTES

As of June 30, 2023, there was $32.4 million in aggregate principal amount of Series 2028 Notes, $93.3 million in aggregate principal amount of Series 2029 Notes, and $44.9 million in aggregate principal amount of Series 2031 Notes issued and outstanding.

The Unsecured Notes were issued in minimum denominations of $25 and integral multiples of $25 in excess thereof.

The Series 2028 Notes, Series 2029 Notes and Series 2031 Notes will mature on April 30, 2028, January 31, 2029 and March 31, 2031, respectively. 100% of the aggregate principal amount for the Unsecured Notes are payable at maturity. The Company may redeem the Series 2028 Notes in whole or in part at any time or from time to time at the Company’s option. The Company may redeem the Series 2029 Notes and the Series 2031 Notes in whole or in part at any time or from time to time at the Company’s option, on or after January 31, 2025 and March 29, 2024, respectively.

Eagle Point Credit Company Inc. & Subsidiaries

Notes to Consolidated Financial Statements

June 30, 2023

(Unaudited)

The Company has accounted for its Unsecured Notes utilizing the FVO under ASC 825.

The estimated change in fair value of the Series 2028 Notes, Series 2029 Notes and Series 2031 Notes attributable to market risk for the six months ended June 30, 2023 is $0.1 million, ($0.2) million and ($0.2) million, respectively, which is recorded as unrealized (appreciation) depreciation on liabilities at fair value under the FVO on the Consolidated Statement of Operations.

The estimated change in fair value of the Series 2028 Notes, Series 2029 Notes and Series 2031 Notes attributable to instrument-specific credit risk for the six months ended June 30, 2023 is ($0.0) million, ($1.8) million and ($1.2) million, respectively, which is recorded as unrealized (appreciation) depreciation on liabilities at fair value under the FVO on the Consolidated Statement of Comprehensive Income. The Company defines the change in fair value attributable to instrument-specific credit risk as the excess of the total change in fair value over the change in fair value attributable to changes in a base market rate, such as a United States treasury bond index with a similar maturity to the instrument being valued.

The Company has engaged a broker-dealer to repurchase opportunistically, on the Company’s behalf, a portion of the Company’s Unsecured Notes through open market transactions.  The price and other terms of any such repurchases will depend on prevailing market conditions, the Company’s liquidity and other factors.  Depending on market conditions, the amount of Unsecured Note repurchases may be material and may continue through year-end 2023; however, the Company may reduce or extend this timeframe in its discretion and without notice. Any Unsecured Note repurchases will comply with the provisions of the 1940 Act and the Securities Exchange Act of 1934.  Upon repurchase, the Company intends to retire the Unsecured Notes reducing the Company’s outstanding leverage. The Company did not repurchase Unsecured Notes for the six months ended June 30, 2023.

See Note 8 “Asset Coverage” for further discussion on the Company’s calculation of asset coverage with respect to its Unsecured Notes.

8.	ASSET COVERAGE

Under the provisions of the 1940 Act, the Company is permitted to issue senior securities, including debt securities and preferred stock, and borrow from banks or other financial institutions, provided that the Company satisfies certain asset coverage requirements.

With respect to senior securities that are stocks, such as the Preferred Stock, the Company is required to have asset coverage of at least 200%, as measured at the time of issuance of any such senior securities that are stocks and calculated as the ratio of the Company’s total consolidated assets, less all liabilities and indebtedness not represented by senior securities, over the aggregate amount of the Company’s outstanding senior securities representing indebtedness plus the aggregate liquidation preference of any outstanding shares of senior securities that are stocks.

With respect to senior securities representing indebtedness, such as the Unsecured Notes or any bank borrowings (other than temporary borrowings as defined under the 1940 Act), the Company is required to have asset coverage of at least 300%, as measured at the time of borrowing and calculated as the ratio of the Company’s total consolidated assets, less all liabilities and indebtedness not represented by senior securities, over the aggregate amount of the Company’s outstanding senior securities representing indebtedness.

If the Company’s asset coverage declines below 300% (or 200%, as applicable), the Company would be prohibited under the 1940 Act from incurring additional debt or issuing additional preferred stock and from declaring certain distributions to its stockholders. In addition, the terms of the Preferred Stock and the Unsecured Notes require the Company to redeem shares of the Preferred Stock and/or a certain principal amount of the Unsecured Notes, if such failure to maintain the applicable asset coverage is not cured by a certain date.

Eagle Point Credit Company Inc. & Subsidiaries

Notes to Consolidated Financial Statements

June 30, 2023

(Unaudited)

The following table summarizes the Company’s asset coverage with respect to its Preferred Stock and Unsecured Notes, as of June 30, 2023, and as of December 31, 2022:

Asset Coverage of Preferred Stock and Debt Securities

	As of	As of
	June 30, 2023	Decmeber 31, 2022
Total assets	$785,460,906	$760,152,908
Less liabilities and indebtedness not represented by senior securities	(10,129,272)	(39,400,026)
Net total assets and liabilities	$775,331,634	$720,752,882

Preferred Stock	$81,644,950	$81,587,250
Unsecured Notes	170,523,800	170,523,800
	$252,168,750	$252,111,050

Asset coverage of preferred stock (1)	307%	286%
Asset coverage of debt securities (2)	455%	423%

(1) The asset coverage of preferred stock is calculated in accordance with section 18(h) of the 1940 Act, as generally described above.

(2) The asset coverage ratio of debt securities is calculated in accordance with section 18(h) of the 1940 Act, as generally described above.

9.	COMMITMENTS AND CONTINGENCIES

The Company is not currently subject to any material legal proceedings. From time to time, the Company may be a party to certain legal proceedings in the ordinary course of business, including proceedings relating to the enforcement of the Company’s rights under contracts. While the outcome of these legal proceedings cannot be predicted with certainty, the Company does not expect these proceedings will have a material effect upon its financial condition or results of operations.

On December 5, 2022, the Company and certain other accounts managed by the Adviser entered into a joint venture (the “BDC JV”) with an unaffiliated business development company (the “BDC Partner”). The BDC JV acquires interests in loans to middle market companies that have been previously originated by the BDC Partner. The BDC JV’s partners have collectively committed to invest an aggregate of $171.4 million in the BDC JV, which amount consists of a $11.5 million commitment from the Company, a $138.5 million commitment from funds managed by the Advisor and a $21.4 million commitment from the BDC Partner.  As of June 30, 2023, the Company has made $4.6 million in capital contributions to the BDC JV and has a remaining unfunded commitment of $6.8 million. The Company’s commitment to invest in the BDC JV is scheduled to terminate on June 5, 2026.

10.	INDEMNIFICATIONS

Under the Company’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Company. In addition, during the normal course of business, the Company enters into contracts containing a variety of representations which provide general indemnifications. The Company’s maximum exposure under these agreements cannot be known; however, the Company expects any risk of loss to be remote.

Eagle Point Credit Company Inc. & Subsidiaries

Notes to Consolidated Financial Statements

June 30, 2023

(Unaudited)

11.	SUBSEQUENT EVENTS

On July 31, 2023, the Company paid a distribution of $0.16 per share on its common stock, consisting of a regular distribution of $0.14 per share and a supplemental distribution of $0.02 per share, to holders of record as of July 11, 2023. Additionally, on August 9, 2023, the Company declared three separate distributions of $0.16 per share on its common stock, with each distribution consisting of a regular distribution of $0.14 per share and a supplemental distribution of $0.02 per share. The distributions are payable on each of October 31, 2023, November 30, 2023 and December 29, 2023 to holders of record as of October 11, 2023, November 13, 2023 and December 11, 2023, respectively.

On July 31, 2023, the Company paid a monthly distribution of $0.135417 per share on its Series C Term Preferred Stock to holders of record as of July 11, 2023. Additionally, on August 9, 2023, the Company declared three separate distributions of $0.135417 per share of its Series C Term Preferred Stock. The distributions are payable on each of October 31, 2023, November 30, 2023 and December 29, 2023 to holders of record as of October 11, 2023, November 13, 2023 and November 11, 2023, respectively.

On July 31, 2023, the Company paid a monthly distribution of $0.140625 per share on its Series D Preferred Stock to holders of record as of July 11, 2023. Additionally, on August 9, 2023, the Company declared three separate distributions of $0.140625 per share of its Series D Preferred Stock. The distributions are payable on each of October 31, 2023, November 30, 2023 and December 29, 2023 to holders of record as of October 11, 2023, November 13, 2023 and December 11, 2023, respectively.

For the period from July 1, 2023 to August 9, 2023, the Company sold 5,168,720 shares of its common stock, pursuant to the ATM offering, for total net proceeds to the Company of approximately $52.0 million. In connection with such sales, the Company paid a total of $1.1 million in sales agent commissions.

For the period from July 1, 2023 to August 9, 2023, the Company sold 11,735 shares of its Series D Preferred Stock, pursuant to the ATM offering, for total net proceeds to the Company of approximately $0.2 million. In connection with such sales, the Company paid a total of $4,938 in sales agent commissions.

Management’s unaudited estimate of the range of the Company’s NAV per common share as of July 31, 2023 was $9.08 to $9.18.

Management of the Company has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date of release of this report. Management has determined there are no events in addition to those described above which would require adjustment to or disclosure in the consolidated financial statements and related notes through the date of release of this report.

Eagle Point Credit Company Inc. & Subsidiaries

Consolidated Financial Highlights

(Unaudited)

Per Share Data	For the six months ended June 30, 2023	For the year ended December 31, 2022	For the year ended December 31, 2021	For the year ended December 31, 2020	For the year ended December 31, 2019

Net asset value at beginning of period	$ 9.07	$ 13.39	$ 11.18	$ 10.59	$ 12.40

Net investment income (1) (2)	0.68	1.53	1.31	1.15	1.34

6.75% Series D Preferred Stock distributions (2)	(0.02)	(0.04)	-	-	-

Net realized gain (loss) and change in unrealized appreciation (depreciation) on investments, foreign currency and cash equivalents (2) (3)	(0.20)	(4.39)	2.65	0.49	(1.29)

Net change in unrealized (appreciation) depreciation on liabilities at fair value under the fair value option (2)	(0.01)	0.69	(0.02)	0.01	(0.08)

Net income (loss) and net increase (decrease) in net assets resulting from operations (2)	0.45	(2.21)	3.94	1.65	(0.03)

Common stock distributions from net investment income (4)	(0.90)	(2.37)	(1.64)	(0.26)	(1.40)

Common stock distributions from net realized gains on investments (4)	-	-	-	-	-

Common stock distributions from tax return of capital (4)	-	-	-	(1.06)	(1.00)

Total common stock distributions declared to stockholders (4)	(0.90)	(2.37)	(1.64)	(1.32)	(2.40)

Common stock distributions based on weighted average shares impact (5)	-	(0.13)	(0.04)	0.02	-

Total common stock distributions	(0.90)	(2.50)	(1.68)	(1.30)	(2.40)

Effect of other comprehensive income (2) (6)	(0.09)	0.15	(0.08)	0.05	(0.10)

Effect of paid-in capital contribution (2)	-	-	-	-	-

Effect of shares issued (7)	0.19	0.32	0.06	0.20	0.77

Effect of underwriting discounts, commissions and offering expenses associated with shares issued (7)	(0.02)	(0.08)	(0.03)	(0.02)	(0.07)

Effect of shares issued in accordance with the Company's dividend reinvestment plan	0.02	-	-	0.01	0.02

Net effect of shares issued	0.19	0.24	0.03	0.19	0.72

Net asset value at end of period	$ 8.72	$ 9.07	$ 13.39	$ 11.18	$ 10.59

Per share market value at beginning of period	$ 10.12	$ 14.00	$ 10.09	$ 14.61	$ 14.21

Per share market value at end of period	$ 10.16	$ 10.12	$ 14.00	$ 10.09	$ 14.61

Total return (8)	14.98%	-11.60%	51.60%	-19.76%	20.15%

Shares of common stock outstanding at end of period	62,831,478	55,045,981	37,526,810	32,354,890	28,632,119

Ratios and Supplemental Data:

Net asset value at end of period	$ 548,121,804	$ 499,265,764	$ 502,304,335	$ 361,660,688	$ 303,272,860
Ratio of expenses to average net assets (9) (10)	8.98%	9.94%	9.71%	10.56%	10.00%
Ratio of net investment income to average net assets (9) (10)	14.71%	13.80%	9.90%	13.44%	10.64%
Portfolio turnover rate (11)	10.43%	30.19%	51.56%	52.80%	34.83%
Asset coverage of preferred stock	307%	286%	313%	354%	279%
Asset coverage of debt securities	455%	423%	534%	534%	476%

See accompanying footnotes to the financial highlights on the following page.

Eagle Point Credit Company Inc. & Subsidiaries

Consolidated Financial Highlights

(Unaudited)

Per Share Data	For the year ended December 31, 2018	For the year ended December 31, 2017	For the year ended December 31, 2016	For the year ended December 31, 2015	For the period from October 6 2014 to December 31, 2014

Net asset value at beginning of period	$ 16.77	$ 17.48	$ 13.72	$ 19.08	$ 20.00

Net investment income (1) (2)	1.59	1.88	2.14	1.89	0.32

6.75% Series D Preferred Stock distributions (2)	-	-	-	-	-

Net realized gain (loss) and change in unrealized appreciation (depreciation) on investments, foreign currency and cash equivalents (2) (3)	(3.92)	(0.12)	3.88	(4.85)	(0.62)

Net change in unrealized (appreciation) depreciation on liabilities at fair value under the fair value option (2)	0.06	-	-	-	-

Net income (loss) and net increase (decrease) in net assets resulting from operations (2)	(2.27)	1.76	6.02	(2.96)	(0.30)

Common stock distributions from net investment income (4)	(1.51)	(2.60)	(2.40)	(1.53)	(0.55)

Common stock distributions from net realized gains on investments (4)	-	-	-	-	-

Common stock distributions from tax return of capital (4)	(0.89)	(0.05)	-	(0.87)	-

Total common stock distributions declared to stockholders (4)	(2.40)	(2.65)	(2.40)	(2.40)	(0.55)

Common stock distributions based on weighted average shares impact (5)	0.01	-	-	-	-

Total common stock distributions	(2.39)	(2.65)	(2.40)	(2.40)	(0.55)

Effect of other comprehensive income (2) (6)	0.06	-	-	-	-

Effect of paid-in capital contribution (2)	0.06	-	-	-	-

Effect of shares issued (7)	0.29	0.27	0.18	-	-

Effect of underwriting discounts, commissions and offering expenses associated with shares issued (7)	(0.12)	(0.11)	(0.04)	-	(0.07)

Effect of shares issued in accordance with the Company's dividend reinvestment plan	-	0.02	-	-	-

Net effect of shares issued	0.17	0.18	0.14	-	(0.07)

Net asset value at end of period	$ 12.40	$ 16.77	$ 17.48	$ 13.72	$ 19.08

Per share market value at beginning of period	$ 18.81	$ 16.71	$ 16.43	$ 20.10	$ 19.93

Per share market value at end of period	$ 14.21	$ 18.81	$ 16.71	$ 16.43	$ 20.10

Total return (8)	-13.33%	29.45%	17.42%	-8.12%	0.85%

Shares of common stock outstanding at end of period	23,153,319	18,798,815	16,474,879	13,820,110	13,811,358

Ratios and Supplemental Data:

Net asset value at end of period	$ 287,127,842	$ 315,256,439	$ 288,047,335	$ 189,607,085	$ 263,560,460
Ratio of expenses to average net assets (9) (10)	9.85%	10.43%	10.69%	6.73%	2.13%
Ratio of net investment income to average net assets (9) (10)	9.76%	10.77%	13.72%	10.78%	6.84%
Portfolio turnover rate (11)	40.91%	41.16%	55.32%	39.07%	37.11%
Asset coverage of preferred stock	246%	268%	286%	365%	N/A
Asset coverage of debt securities	477%	537%	722%	1028%	N/A

See accompanying footnotes to the financial highlights on the following page.

Eagle Point Credit Company Inc. & Subsidiaries

Consolidated Financial Highlights

(Unaudited)

Footnotes to the Financial Highlights:

(1)	Per share distributions paid to Series A Term Preferred Stock, Series B Term Preferred Stock and Series C Term Preferred Stock preferred stockholders, and the aggregate amount of amortized deferred issuance costs and share issuance premiums associated with the Series A Term Preferred Stock, Series B Term Preferred Stock and Series C Term Preferred Stock are reflected in net investment income, and totaled ($0.03) and ($0.00) per share of common stock, respectively, for the six months ended June 30, 2023, ($0.08) and ($0.00) per share of common stock, respectively, for the year ended December 31, 2022, ($0.16) and ($0.01) per share of common stock, respectively, for the year ended December 31, 2021, ($0.12) and ($0.01) per share of common stock, respectively, for the year ended December 31, 2020, ($0.25) and ($0.02) per share of common stock, respectively, for the year ended December 31, 2019, ($0.33) and ($0.02) per share of common stock, respectively, for the year ended December 31, 2018, ($0.40) and ($0.02) per share of common stock, respectively, for the year ended December 31, 2017, ($0.28) and ($0.02) per share of common stock, respectively, for the year ended December 31, 2016, and ($0.16) and ($0.01) per share of common stock, respectively, for the year ended December 31, 2015.
(2)	Per share amounts are based on weighted average of shares of common stock outstanding for the period.
(3)	Net realized gain (loss) and change in unrealized appreciation (depreciation) on investments, foreign currency and cash equivalents includes a balancing figure to reconcile to the change in net asset value (“NAV”) per share at the end of each period. The amount per share may not agree with the change in the aggregate net realized gain (loss) and change in unrealized appreciation (depreciation) on investments, foreign currency and cash equivalents for the period because of the timing of issuance of the Company’s common stock in relation to fluctuating market values for the portfolio.
(4)	The information provided is based on estimates available at each respective period. The Company’s final taxable income and the actual amount required to be distributed will be finally determined when the Company files its final tax returns and may vary from these estimates. The year ended December 31, 2022 includes a special distribution of $0.50 per share of common stock paid on January 24, 2023 to stockholders of record on December 23, 2022. The year ended December 31, 2021 includes a special distribution of $0.50 per share of common stock paid on January 24, 2022 to stockholders of record on December 23, 2021.
(5)	Represents the difference between the per share amount distributed to common stockholders of record and the per share amount distributed based on the weighted average of shares of common stock outstanding for the period.
(6)	Effect of other comprehensive income is related to income/(loss) deemed attributable to instrument specific credit risk derived from changes in fair value associated with liabilities valued under the fair value option (ASC 825.)
(7)	Represents the effect per share of the Company’s ATM offerings, follow-on offerings and initial public offering. Effect of shares issued reflect the excess of offering price over management’s estimated NAV per share at the time of each respective offering.
(8)	Total return based on market value is calculated assuming shares of the Company’s common stock were purchased at the market price as of the beginning of the period, and distributions paid to common stockholders during the period were reinvested at prices obtained by the Company’s dividend reinvestment plan, and the total number of shares were sold at the closing market price per share on the last day of the period. Total return does not reflect any sales load. Total return for the period from October 6, 2014 to December 31, 2014 is not annualized.
(9)	Ratios for the six months ended June 30, 2023 and the period from October 6, 2014 to December 31, 2014 are annualized. Ratios for the years ended December 31, 2022, December 31, 2021, December 31, 2020, December 31, 2019 and December 31, 2018 reflect the portion of incentive fee voluntarily waived by the Adviser of 0.06%, 0.03%, 0.06%, 0.03% and 0.09% of average net assets, respectively. Ratios for the years ended December 31, 2022, December 31, 2021 and December 31, 2016 include excise tax of 0.41%, 0.49% and 0.26% of average net assets, respectively.
(10)	Ratios for the six months ended June 30, 2023 and the years ended December 31, 2022, December 31, 2021, December 31, 2020, December 31, 2019, December 31, 2018, December 31, 2017, December 31, 2016, and December 31, 2015 include interest expense on the Company’s Series A Term Preferred Stock, Series B Term Preferred Stock, Series C Term Preferred Stock and the Unsecured Notes of 2.54%, 2.83%, 3.24%, 3.97%, 4.18%, 4.16%, 4.20%, 3.47% and 1.04% of average net assets, respectively. Ratios do not include distributions to the Series D Preferred Stock stockholders for the six months ended June 30, 2023 and the years ended December 31, 2022 and December 31, 2021 of 0.34%, 0.37% and 0.03%, respectively, of average net assets.
(11)	The portfolio turnover rate is calculated as the lesser of total investment purchases executed during the period or the total investment sales executed during the period and repayments of principal, divided by the average fair value of investments for the same period.

Eagle Point Credit Company Inc. & Subsidiaries

Supplemental Information

(Unaudited)

Senior Securities Table

Information about the Company’s senior securities shown in the following table has been derived from the Company’s consolidated financial statements as of and for the dates noted.

Class	Total Amount Outstanding Exclusive of Treasury Securities	Asset Coverage Per Unit (1)	Involuntary Liquidating Preference Per Unit (2)	Average Market Value Per Unit (3)

For the six months ended June 30, 2023
Preferred Stock	$81,644,950	$76.87	$25	$21.07

Unsecured Notes	$170,523,800	$4,546.76	N/A	$22.47

For the year ended December 31, 2022
Preferred Stock	$81,587,250	$71.47	$25	$23.25

Unsecured Notes	$170,523,800	$4,226.70	N/A	$23.67

For the year ended December 31, 2021
Preferred Stock	$98,130,500	$78.16	$25	$25.48

Unsecured Notes	$138,584,775	$5,339.86	N/A	$25.58

For the year ended December 31, 2020
Preferred Stock	$47,862,425	$88.39	$25	$24.25

Unsecured Notes	$93,734,775	$5,340.98	N/A	$23.93

For the year ended December 31, 2019
Preferred Stock	$69,843,150	$69.71	$25	$26.04

Unsecured Notes	$98,902,675	$4,757.42	N/A	$25.47

For the year ended December 31, 2018
Preferred Stock	$92,568,150	$61.55	$25	$25.78

Unsecured Notes	$98,902,675	$4,766.23	N/A	$25.08

For the year ended December 31, 2017
Preferred Stock	$92,139,600	$66.97	$25	$25.75

Unsecured Notes	$91,623,750	$5,372.28	N/A	$25.96

For the year ended December 31, 2016
Preferred Stock	$91,450,000	$71.53	$25	$25.41

Series 2020 Notes	$59,998,750	$7,221.89	N/A	$25.29

For the year ended December 31, 2015
Series A Term Preferred Stock	$45,450,000	$91.16	$25	$25.43

Series 2020 Notes	$25,000,000	$10,275.46	N/A	$24.52

(1)	The asset coverage per unit figure is the ratio of the Company's total consolidated assets, less all liabilities and indebtedness not represented by senior securities, to the aggregate dollar amount of outstanding applicable senior securities, as calculated separately for each of the Preferred Stock and the Unsecured Notes in accordance with section 18(h) of the 1940 Act. With respect to the Preferred Stock, the asset coverage per unit figure is expressed in terms of dollar amounts per share of outstanding preferred stock (based on a per share liquidation preference of $25.) With respect to the Unsecured Notes, the asset coverage per unit figure is expressed in terms of dollar amounts per $1,000 principal amount of such notes.
(2)	The involuntary liquidating preference per unit is the amount to which a share of Preferred Stock would be entitled in preference to any security junior to it upon our involuntary liquidation.
(3)	The average market value per unit is calculated by taking the average of the closing price of each of (a) a share of the Preferred Stock (NYSE: ECCA, ECCB, ECCC, ECC PRD) and(b) $25 principal amount of the Unsecured Notes (NYSE: ECCV, ECCW, ECCX, ECCY, ECCZ) for each day during the years for which each applicable security was listed on the NYSE.

Dividend Reinvestment Plan

The Company has adopted a dividend reinvestment plan (“DRIP”). Under the DRIP, each registered holder of at least one full share of our common stock will be automatically enrolled in the DRIP and distributions on shares of the Company’s common stock are automatically reinvested in additional shares of the Company’s common stock by Equiniti Trust Company, LLC (formerly, American Stock Transfer & Trust Company, LLC) (the “DRIP Agent”) unless a stockholder “opts-out” of the DRIP. Holders of the Company’s common stock who receive distributions in the form of additional shares of the Company’s common stock are nonetheless required to pay applicable federal, state or local taxes on the reinvested distribution but will not receive a corresponding cash distribution with which to pay any applicable tax. Distributions that are reinvested through the issuance of new shares increase the Company’s stockholders’ equity on which a management fee is payable to the Adviser. If we declare a distribution payable in cash, holders of shares of the Company’s common stock who opt-out of participation in the DRIP (including those holders whose shares are held through a broker or other nominee who has opted out of participation in the DRIP) generally will receive such distributions in cash.

The DRIP Agent, on the Company’s behalf, will primarily use newly-issued, authorized shares of common stock to implement reinvestment of distributions under the DRIP (regardless of whether the outstanding shares are trading at a premium or at a discount to the Company’s net asset value (the “NAV”)). However, the Company reserves the right to instruct the DRIP Agent to purchase shares of the Company’s common stock on the open market (on the New York Stock Exchange or elsewhere) in connection with the reinvestment of distributions under the DRIP to the extent that the Company’s shares of common stock are trading at a discount to NAV per share.

The number of shares of common stock to be credited to each participant’s account will be determined based on the closing market price per share of common stock on the payment date (the “Market Price”). If 95% of the Market Price is greater than the Company’s last determined NAV per share, the number of shares to be credited to each participant’s account pursuant to DRIP will be determined by dividing the aggregate dollar amount of the distribution by 95% of the Market Price. If 95% of the Market Price is less than the Company’s last determined NAV per share, the number of shares to be credited to each participant’s account pursuant to DRIP will be determined by dividing the aggregate dollar amount of the distribution by the lesser of (i) the last determined NAV per share and (ii) the Market Price.

In the event that the DRIP Agent is instructed to buy shares of our common stock on the open market, any shares so purchased will be allocated to each participant based upon the average purchase price (excluding any brokerage charges or other fees) of all shares purchased with respect to the distribution. In any case, the DRIP Agent (or the DRIP Agent’s broker) will have until the last business day before the next date on which the shares trade on an “ex-dividend” basis or 30 days after the payment date for the applicable distribution, whichever is sooner, to invest the distribution amount in shares acquired on the open market. To the extent that the DRIP Agent is unable to reinvest the full amount of the distribution through open market purchases, the balance shall be credited to participants’ accounts in the form of newly-issued shares of common stock, in accordance with the procedures described above. Open market purchases may be made on any securities exchange where shares of our common stock are traded, in the over-the-counter market or in negotiated transactions, and may be on such terms as to price, delivery and otherwise as the DRIP Agent shall determine.

There are no brokerage charges with respect to shares of common stock issued directly by the Company. However, whenever shares are purchased or sold on the NYSE or otherwise on the open market, each participant will pay a pro rata portion of brokerage trading fees, currently $0.07 per share purchased or sold. Brokerage trading fees will be deducted from amounts to be invested.

Holders of the Company’s common stock can also sell shares held in the DRIP account at any time by contacting the DRIP Agent in writing Equiniti Trust Company, LLC, P.O. Box 922, Wall Street Station, New York, NY 10269-0560. The DRIP Agent will mail a check to such holder (less applicable brokerage trading fees) on the settlement date, which is three business days after the shares have been sold. If a stockholder chooses to sell its shares through a broker, the holder will need to request that the DRIP Agent electronically transfer their shares to the broker through the Direct Registration System.

Stockholders participating in the DRIP may withdraw from the DRIP at any time by contacting the DRIP Agent in writing at Equiniti Trust Company, LLC, P.O. Box 922, Wall Street Station, New York, NY 10269-0560. Such termination will be effective immediately if the notice is received by the DRIP Agent prior to any dividend or distribution record date; otherwise, such termination will be effective on the first trading day after the payment date for such dividend or distribution and thus apply to any subsequent dividend or distribution. If a holder of the Company’s common stock withdraws, full shares will be credited to their account, and the stockholder will be sent a check for the cash adjustment of any fractional share at the market value per share of the Company’s common stock as of the close of business on the day the termination is effective, less any applicable fees. Alternatively, if the stockholder wishes, the DRIP Agent will sell their full and fractional shares and send them the proceeds, less a transaction fee of $15.00 and less brokerage trading fees of $0.07 per share. If a stockholder does not maintain at least one whole share of common stock in the DRIP account, the DRIP Agent may terminate such stockholder’s participation in the DRIP after written notice. Upon termination, stockholders will be sent a check for the cash value of any fractional share in the DRIP account, less any applicable broker commissions and taxes.

Stockholders who are not participants in the DRIP, but hold at least one full share of our common stock, may join the DRIP by notifying the DRIP Agent in writing at Equiniti Trust Company, LLC, P.O. Box 922, Wall Street Station, New York, NY 10269-0560. If received in proper form by the DRIP Agent before the record date of a dividend, the election will be effective with respect to all dividends paid after such record date. If a stockholder wishes to participate in the DRIP and their shares are held in the name of a brokerage firm, bank or other nominee, the stockholder should contact their nominee to see if it will participate in the DRIP. If a stockholder wishes to participate in the DRIP, but the brokerage firm, bank or other nominee is unable to participate on their behalf, the stockholder will need to request that their shares be re-registered in their own name, or the stockholder will not be able to participate. The DRIP Agent will administer the DRIP on the basis of the number of shares certified from time to time by the stockholder as representing the total amount registered in their name and held for their account by their nominee.

Experience under the DRIP may indicate that changes are desirable. Accordingly, the Company and the DRIP Agent reserve the right to amend or terminate the DRIP upon written notice to each participant at least 30 days before the record date for the payment of any dividend or distribution by the Company.

All correspondence or additional information about the DRIP should be directed to Equiniti Trust Company, LLC, 6201 15th Avenue, Brooklyn, NY 11219.

Additional Information

Stockholder Meeting Information

At the annual meeting of stockholders of the Company held on May 11, 2023, the stockholders of the Company voted to re-elect two Class III directors, with each director to serve until the Company’s 2026 annual meeting or until his successor is duly elected and qualified. The voting results were as follows:

Nominee	Shares Voted “For”	Shares “Withheld”	Broker Non-Votes
Thomas P. Majewski[1]	2,057,997.00	386,518.00	-
Kevin F. McDonald[2]	37,966,105.77	3,920,018.23	-

[1]	Mr. Majewski was elected by the holders of the Company’s preferred stock, voting separately as a single class.
[2]	Mr. McDonald was elected by the holders of the Company’s outstanding common stock and preferred stock, voting together as a single class.

The following individuals’ terms of office as directors also continued after the annual meeting given that each person is either a Class I or Class II director and was not up for re-election at the Annual Meeting: Scott W. Appleby, Jeffrey L. Weiss, James R. Matthews and Paul E. Tramontano.

Investment Advisory Agreement

At a meeting held on May 11, 2023, the Board, including all of the directors that are not interested persons of the Company (voting separately), unanimously voted to approve the continuation and renewal of the existing investment advisory agreement (the “Investment Advisory Agreement”) by and between the Company and the Adviser for an additional one-year period.

In reaching a decision to approve the continuation and renewal of the Investment Advisory Agreement, the Board, assisted by the advice of fund counsel, requested and received a significant amount of information and considered all the factors the Board believed relevant, including, among other things, the following: (1) the nature, extent and quality of services performed by the Adviser, including the investment performance of the Company, other comparable registered investment companies and business development companies, and certain other accounts advised by the Adviser; (2) information regarding the fees and other expenses paid by the Company, including the cost of services provided by the Adviser and its affiliate; (3) the profitability to the Adviser of its relationship with the Company, including certain ancillary and other benefits received by the Adviser; (4) comparative information on fees and expenses borne by other comparable registered investment companies and business development companies, and certain other accounts advised by the Adviser; (5) the extent to which economies of scale would be realized as the Company grows and whether fee levels reflect these economies of scale for the benefit of the Company’s investors; and (6) various other factors.

The Board’s decision to renew the Investment Advisory Agreement was not based on any single factor, but rather was based on a comprehensive consideration of the information provided to the Board at its meetings throughout the year. The Board did not assign relative weights to the factors considered by it as the Board conducted an overall analysis of these factors. Individual members of the Board may have given different weights to different factors.

The Board requested, considered and evaluated information regarding the following factors, among others:

Nature, Extent and Quality of Services and Performance

The Board reviewed and considered the nature, extent and quality of the services provided by the Adviser under the Investment Advisory Agreement and by its affiliate under a separate administration agreement and the services provided to the Company by third-party service providers. Among other things, the Board reviewed the most recent Form ADV for the Adviser and information about the background and experience of the staff and personnel of the Adviser primarily responsible for the day-

to-day portfolio management of the Company, including their experience in managing portfolios of CLO securities and the CLO industry knowledge of the Adviser’s senior investment team.

The Board also evaluated the ability of the Adviser to attract and retain high-caliber professional personnel. In this regard, the Board considered information regarding the Adviser’s compensation program, which is designed to align personnel interests with the long-term success of the Adviser’s clients, including the Company.

In addition, the Board reviewed information about the Adviser’s investment process, financial stability and investment and risk management programs and legal and compliance programs of the Adviser, and the Company’s use of leverage, the different forms of leverage used by the Company, the effect of such leverage on the Company’s portfolio, profitability and performance, and the forms and levels of leverage used by two publicly listed registered investment companies that have an investment strategy that is directly comparable to the Company (“Peer Funds”) and other registered investment companies and business development companies that either invest a portion of their assets in CLO equity or junior debt securities or have similar underlying assets to the underlying assets of the CLO securities held by the Company (“Other Peer Companies”).

The Board then reviewed and considered the Company’s performance results in terms of both (1) total return on a net asset value basis (i.e., book basis) and (2) total return to common stockholders (assuming reinvestment of dividends), each during (a) the 2019 calendar year, (b) the 2020 calendar year, (c) the 2021 calendar year, (d) the 2022 calendar year, (e) the first quarter of 2023, and (f) the period from the Company’s initial public offering through the first quarter of 2023, and considered such performance in light of the Company’s investment objective, strategies and risks.

The Board also considered and discussed at length these results in comparison to the performance results for various relevant periods of (1) an account managed by the Adviser that is comparable to the Company in investment strategy and policy (“Comparable Account”), (2) the Peer Funds, (3) the Other Peer Companies, (4) a composite of estimates of CLO equity performance published by several Wall Street research firms and (5) an index that is intended to measure the performance of leading business development companies listed on the New York Stock Exchange or NASDAQ and satisfy specified market capitalization and other requirements. The Board considered the Adviser’s representation that there were material differences between the strategies and portfolios of the Other Peer Companies and those of the Company and thus the Other Peer Companies provided an imperfect basis for comparison. The Board also discussed and considered the Company’s recent performance in light of recent and current market conditions.

Based on the above factors, together with those referenced below, the Board concluded that it was generally satisfied with, and that the Company should continue to benefit from, the nature, extent and quality of services provided to the Company by the Adviser.

Investment Advisory Fee Rates and Total Expense Ratio

The Board then reviewed and considered the advisory fee rates, including the base management fee and incentive fee, payable by the Company to the Adviser under the Investment Advisory Agreement and the total expense ratio of the Company and certain voluntary fee waivers by the Adviser during the 2022 calendar year. Additionally, the Board received and considered information comparing the advisory fee rates and total expense ratio of the Company with those of the Peer Funds and the Other Peer Companies and the advisory fee rate of the Comparable Account.

The Board noted that the Company’s base management fee rate was lower than or the same as, the Company’s incentive fee rate was the same as, and the Company’s incentive fee hurdle was higher than or the same as, those of the Peer Funds, and that the Company’s total expense ratio was lower than that of each of the Peer Funds.

The Board also noted that, while there were certain differences among the fee structures of the Company and each of the Other Peer Companies, the Company’s advisory fee rates generally were comparable to and within the range of those paid by each of the Other Peer Companies with (1) both management and incentive fee components to their investment adviser’s compensation and (2) a portion of their assets invested in CLO equity or junior debt securities. The Board also noted that the Company’s total expense ratio (as a percentage of its total investments) was higher than those of all of the Other Peer Companies. The Board further took into consideration the fact that the Other Peer Companies with the lowest total expense ratios did not pay incentive compensation under their investment advisory agreements. The Board additionally considered that the comparisons of the advisory fee rates and total expense ratios to the Other Peer Companies were not particularly meaningful, as the investment strategies and portfolios of the Other Peer Companies are materially different than those of the Company.

The Board also compared the advisory fee rates paid by each of the Company and the Comparable Account to the Adviser. The Board noted the differences in the fee structures and that such differences could cause the Company to pay a higher or lower effective advisory fee rate than the Comparable Account in certain circumstances. The Board considered that the different rate structures are driven by investor expectations for the different fund structures, the additional complexity of the Adviser’s investment strategy in the regulatory and tax environment applicable to the Company’s portfolio and the costs associated with operating as an investment adviser for a publicly-traded registered investment company.

In considering the advisory fee rates, the Board also discussed the Company’s use of leverage, including the Company’s previous issuance of preferred stock and debt securities. The Board noted that while the Adviser believes that the prudent use of leverage is in the best interests of the Company and its stockholders, the use of leverage has the potential to increase the Adviser’s incentive fee and, with respect to preferred stock, the Adviser’s base management fee, and therefore may create a conflict of interest.

Based on its review, the Board concluded that each of the Company’s advisory fee rates and total expense ratio is fair and reasonable in light of the services provided to the Company and other factors considered.

Profitability

The Board also considered a profitability analysis of the Adviser and its affiliates with respect to the Company and the changes in such profitability over time. The Board concluded that, in light of the profitability information presented and other factors considered, the Adviser’s profitability was not excessive.

Economies of Scale

The Board considered information regarding whether the Investment Advisory Agreement adequately addresses economies of scale with respect to providing advisory services to the Company. The Board considered that, given (1) the complexity and time required to manage and monitor the types of CLO securities in which the Company invests, (2) the resource-intensive nature of acquiring and disposing of certain of the Company’s investments in the primary markets (particularly with respect to CLO equity investments), and (3) the limited size of individual CLO transactions, growth in the Company’s assets would be expected to require and had required additional investment resources, including personnel, and therefore generally would not meaningfully reduce the per unit cost of managing the Company’s portfolio. Based on the foregoing, the Board concluded that the opportunity of the Company to realize significant economies of scale is limited and that the lack of breakpoints in the fee structure was appropriate given the Company’s investment objectives and strategies.

Other Benefits

The Board considered other benefits to the Adviser and its affiliates derived from their relationship with the Company. The Board considered the Adviser’s representation that these ancillary benefits could not be appropriately valued.

Based on the information reviewed and the discussions detailed above, the Board reached a determination, through the exercise of its business judgment, that the compensation payable to the Adviser pursuant to the Investment Advisory Agreement was fair and reasonable in light of the services provided to the Company by the Adviser and other factors considered.

Portfolio Information

The Company files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Company’s Form N-PORT is available without charge, upon request by calling (844) 810-6501, or from the EDGAR Database on the SEC’s website (www.sec.gov).

Proxy Information

The Company has delegated its proxy voting responsibility to the Adviser. A description of these policies and procedures is available (1) without charge, upon request, by calling toll free (844) 810-6501; and (2) in the Company’s pre-effective amendment to its registration statement on Form N-2 filed on June 8, 2023 with the SEC, which can be found on the SEC’s website (www.sec.gov).

Information regarding how the Company voted proxies relating to portfolio securities for the 12-month period ending June 30, 2023 is available: (1) without charge, upon request, by calling toll free (844) 810-6501; and (2) in the Company’s Form N-PX filing, which can be found on the SEC’s website (www.sec.gov). The Company also makes this information available on its website at www.eaglepointcreditcompany.com.

Tax Information

For the six months ended May 31, 2023, the Company recorded distributions on our common stock equal to $1.38 per share or $77.6 million.

Privacy Notice

The Company is committed to protecting your privacy. This privacy notice explains the privacy policies of Eagle Point Credit Company Inc. and its affiliated companies. The terms of this notice apply to both current and former stockholders. The Company will safeguard, according to strict standards of security and confidentiality, all information it receives about you. With regard to this information, the Company maintains procedural safeguards that are reasonably designed to comply with federal standards.  We have implemented procedures that are designed to restrict access to your personal information to authorized employees of the Company’s investment adviser, Eagle Point Credit Management LLC and its affiliates who need to know your personal information to perform their jobs, and in connection with servicing your account. The Company’s goal is to limit the collection and use of information about you. While we may share your personal information with our affiliates in connection with servicing your account, our affiliates are not permitted to share your information with non-affiliated entities, except as permitted or required by law.

When you purchase shares of the Company’s common stock and in the course of providing you with products and services, we and certain of our service providers, such as a transfer agent, may collect personal information about you, such as your name, address, social security number or tax identification number. This information may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from your transactions, from your brokerage or financial advisory firm, financial adviser or consultant, and/or information captured on applicable websites.

We do not disclose any personal information provided by you or gathered by us to non-affiliated third parties, except as permitted or required by law or for our everyday business purposes, such as to process transactions or service your account. For example, we may share your personal information in order to send you annual and semiannual reports, proxy statements and other information required by law, and to send you information the Company believes may be of interest to you. We may disclose your personal information to unaffiliated third party financial service providers (which may include a custodian, transfer agent, accountant or financial printer) who need to know that information in order to provide services to you or to the Company. These companies are required to protect your information and use it solely for the purpose for which they received it or as otherwise permitted by law. We may also provide your personal information to your brokerage or financial advisory firm and/or to your financial adviser or consultant, as well as to professional advisors, such as accountants, lawyers and consultants.

We reserve the right to disclose or report personal or account information to non-affiliated third parties in limited circumstances where we believe in good faith that disclosure is required by law, such as in accordance with a court order or at the request of government regulators or law enforcement authorities or to protect our rights or property. We may also disclose your personal information to a non-affiliated third party at your request or if you consent in writing to the disclosure.

If you have any queries or concerns about the privacy of your personal information, please contact our investor relations team at (203) 340-8510 or (844) 810-6501.

We will review this policy from time to time and may update it at our discretion.

* * * * *

End of Semiannual Report. Back Cover Follows.

Eagle Point Credit Company Inc.

600 Steamboat Road, Suite 202
Greenwich, CT 06830
(203) 340 8500

Investment Adviser

Eagle Point Credit Management LLC

600 Steamboat Road, Suite 202
Greenwich, CT 06830

Transfer Agent, Registrar, Dividend Disbursement and Stockholder Servicing Agent

6201 15th Avenue
Brooklyn, NY 11219
(800) 937 5449

www.eaglepointcreditcompany.com

© Eagle Point Credit Company Inc. All rights reserved.

Item 2. Code of Ethics

The information required by this Item is only required in an annual report on this Form N-CSR.

Item 3. Audit Committee Financial Expert

The information required by this Item is only required in an annual report on this Form N-CSR.

Item 4. Principal Accountant Fees and Services

The information required by this Item is only required in an annual report on this Form N-CSR.

Item 5. Audit Committee of Listed Registrant

The information required by this Item is only required in an annual report on this Form N-CSR.

Item 6. Investments

A schedule of investments is included in the Company’s report to stockholders under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

The information required by this Item is only required in an annual report on this Form N-CSR.

Item 8. Portfolio Managers of Closed-End Investment Companies

(a)	The information required by this Item is only required in an annual report on this Form N-CSR.

(b)	There has been no change, as of the date of the filing of this N-CSR, to any of the portfolio managers identified in response to this item in the Registrant’s most recent annual report on Form N-CSR.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchases

There have been no purchases by or on behalf of the registrant of shares or other units of any class of the registrant’s equity securities that are registered pursuant to Section 12 of the Exchange Act during the period covered by this report.

Item 10. Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which stockholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30(a)-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Exchange Act.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

The registrant did not engage in securities lending activity during the six months ended June 30, 2023.

Item 13. Exhibits

(a) (2)      Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 filed herewith.

(b)           Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

EAGLE POINT CREDIT COMPANY INC.

By:	/s/ Thomas P. Majewski
Thomas P. Majewski
Chief Executive Officer
Date:	August 15, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacity and on the dates indicated.

By:	/s/ Thomas P. Majewski
Thomas P. Majewski
Chief Executive Officer (principal executive officer)
Date:	August 15, 2023

By:	/s/ Kenneth P. Onorio
Kenneth P. Onorio
Chief Financial Officer (principal financial officer)
Date:	August 15, 2023